              As filed with the Securities and Exchange Commission
                                on October 31, 2003

                                                       Registration No. 811-3981
--------------------------------------------------------------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-14

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

     /1/ Pre-Effective Amendment No. 1 / / Post-Effective Amendment No. __

                          PRUDENTIAL WORLD FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                 Area Code and Telephone Number: (800) 225-1852

                              Gateway Center Three
                         100 Mulberry Street, 4th Floor
                         Newark, New Jersey 07102-4077

                          --------------------------
                    (Address of Principal Executive Offices)
                                 (Zip Code)

                                    [  ]

                             Gateway Center Three
                         100 Mulberry Street, 4th Floor
                         Newark, New Jersey 07102-4077

                     (Name and Address of Agent for Service)

Approximate date of public offering: As soon as practicable following effectiveness of the Registration Statement.

Titles of Securities Being Registered: Class A, Class B, Class C and Class Z Common Stock, $.01 par value per share.

Registrant has registered an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended; accordingly, no fee is payable herewith in reliance upon Section 24(f).

Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

                    STRATEGIC PARTNERS STYLE SPECIFIC FUNDS
                  STRATEGIC PARTNERS INTERNATIONAL EQUITY FUND

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                        -------------------------------

                           IMPORTANT PROXY MATERIALS
                        -------------------------------

                                PLEASE VOTE NOW
                        -------------------------------


                                                                November 5, 2003


Dear Shareholder


    I am writing to ask you to vote on an important proposal whereby the assets of Strategic Partners International Equity Fund (International Equity Fund) would be acquired by Strategic Partners International Value Fund (International Value Fund). International Equity Fund is a series of Strategic Partners Style Specific Funds (Style Specific Funds). International Value Fund (formerly Prudential International Value Fund) is a series of Prudential World Fund, Inc. A shareholder meeting for International Equity Fund is scheduled for December 12, 2003. Only shareholders of International Equity Fund will vote on the acquisition of International Equity Fund's assets by International Value Fund.


    This package contains information about the proposal and includes materials you will need to vote. The Board of Trustees of Style Specific Funds has reviewed the proposal and recommended that it be presented to shareholders of International Equity Fund for their consideration. Although the Trustees have determined that the proposal is in the best interests of shareholders, the final decision is up to you.

    If approved, the proposed transaction would give you the opportunity to participate in a larger fund with similar investment policies. In addition, shareholders are expected to realize a reduction in both the net and gross annual operating expenses paid on their investment in the combined fund. To help you understand the proposal, we are including a "Q and A" section that answers common questions about the proposed transaction. The accompanying proxy statement and prospectus includes a detailed description of the proposal. Please read the enclosed materials carefully and cast your vote. Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

    To vote, you may use any of the following methods:


    - BY MAIL. Please complete, date and sign your proxy card and mail it in the enclosed postage paid envelope. Votes must be received prior to December 12, 2003.



    - BY INTERNET. Have your proxy card available. Go to the web site: www.proxyvote.com. Enter your 12-digit control number from your proxy card. Follow the instructions found on the web site. Votes must be entered prior to 4 p.m. on December 11, 2003.



    - BY TELEPHONE. Call (800) 690-6903 toll free. Enter your 12-digit control number from your proxy card. Follow the instructions given. Votes must be entered prior to 4 p.m. on December 11, 2003.


    SPECIAL NOTE FOR SYSTEMATIC INVESTMENT PLANS AND THOSE WITH OUTSTANDING CERTIFICATES (E.G., AUTOMATIC INVESTMENT PLAN, SYSTEMATIC EXCHANGE, ETC.). Shareholders on systematic investment plans must contact their financial advisor or call our customer service division, toll-free, at (800) 225-1852 to change their options. Otherwise, starting on the day following the closing of the proposed transaction (which is expected to occur shortly after the shareholder meeting), future purchases shall be made in shares of International Value Fund if the proposed transaction is approved.

    Shareholders with outstanding certificates are also urged to return their certificates via Certified or Registered Mail to the address below:

    Prudential Mutual Fund Services LLC
    Attn: Account Services
    2101 Welsh Road
    Dresher, PA 19025

    If you have any questions before you vote, please call us at 1-866-253-3961. We are glad to help you understand the proposal and assist you in voting. Thank you for your participation.

                                          /s/ Judy A. Rice

                                          Judy A. Rice
                                          PRESIDENT

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

    Please read the enclosed proxy statement and prospectus for a complete description of the proposal. As a quick reference, the following provides a brief overview of the proposal.

Q&A: QUESTIONS AND ANSWERS

WHAT PROPOSAL AM I BEING ASKED TO VOTE ON?

    Shareholders of International Equity Fund are being asked to approve a transaction between International Equity Fund and International Value Fund. When we refer to the "transaction," we mean the transfer of all of the assets of International Equity Fund to, and the assumption of all of its liabilities by, International Value Fund, in exchange for shares of International Value Fund, and the subsequent cancellation of shares of International Equity Fund.

WHAT IS THE REASON FOR THIS TRANSACTION?


    The proposed transaction is intended to combine similarly managed funds, resulting in what are expected to be overall lower gross expenses, although the management fee rate is higher for International Value Fund. The transaction is desirable because of the inability of International Equity Fund to attract investors and build an investment portfolio that can effectively pursue International Equity Fund's objective at a reasonable cost to shareholders. The assets of International Equity Fund have declined significantly during the past several years due to the fact that redemptions by shareholders have exceeded new investments by shareholders and due to the Fund's negative performance. International Value Fund, which is a much larger fund also managed by your investment adviser, has built an investment portfolio that has greater flexibility to implement its primary investment objective of long-term growth of capital through investment in equity securities of foreign issuers. Also, because International Value Fund is a much larger fund than International Equity Fund, it will provide a larger asset base over which fixed expenses can be spread, resulting in anticipated lower expense ratios for shareholders.


DO INTERNATIONAL EQUITY FUND AND INTERNATIONAL VALUE FUND HAVE SIMILAR
  INVESTMENT POLICIES?

    Yes. The investment objectives and policies of International Equity Fund and International Value Fund (each, a Fund and together, the Funds) are similar. The investment objective of International Value Fund is long-term growth of capital through investment in equity securities of foreign issuers. The investment objective of International Equity Fund is capital appreciation. To achieve this objective, International Equity Fund purchases stocks of foreign companies. International Equity Fund normally invests at least 80% of its investable assets in stocks and securities convertible into stocks of companies in at least three different foreign countries. International Value Fund normally invests at least 65% of its total assets in the common stock and preferred stock of foreign companies in at least three foreign countries, without limit as to the amount of Fund assets that may be invested in any single country.

    Both Funds emphasize an investment style that focuses on similar characteristics in selecting portfolio investments: companies with strong sales and earnings, book value, cash flow, and overall business outlook. Furthermore, both Funds invest primarily in stock, and both Funds make similar use of other equity-related securities, such as American Depositary Receipts (ADRs), as well as derivative and hedging strategies. After the proposed transaction is consummated, it is expected that the combined fund will be managed according to the investment objective and policies of International Value Fund.

WHO ARE THE MANAGERS FOR THESE FUNDS?

    Prudential Investments LLC (PI) currently provides investment advisory services for each of the Funds. Lazard Asset Management (Lazard) is the subadviser for International Equity Fund. Bank of Ireland Asset Management (U.S.) Limited (BIAM) is the subadviser for International Value Fund. Neither Lazard nor BIAM is affiliated with PI.

    Herbert W. Gullquist and John R. Reinsberg of Lazard serve as the co-portfolio managers of International Equity Fund. Chris Reilly, Chief Investment Officer of BIAM, serves as the portfolio manager for International Value Fund.

HOW DO THE EXPENSE STRUCTURES OF THE FUNDS COMPARE?

    International Equity Fund has three classes of stock outstanding: Class A shares, Class B shares, and Class C shares. International Value Fund has four classes of stock outstanding: Class A shares, Class B shares, Class C shares and Class Z shares. The following table compares the expenses incurred by Class A, B, and C shares of stock for each of the two Funds.

INTERNATIONAL EQUITY FUND
ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
AS OF JULY 31, 2003

                                                              CLASS A    CLASS B    CLASS C
                                                              --------   --------   --------
Management fees.............................................     .80%       .80%       .80%
+ Distribution and service (12b-1) fees.....................     .30%*     1.00%      1.00%
+ Other expenses............................................     .95%       .95%       .95%
= TOTAL ANNUAL FUND OPERATING EXPENSES......................    2.05%      2.75%      2.75%
- Fee Waiver or Reimbursement*..............................     .05%*     None       None
= TOTAL NET ANNUAL FUND OPERATING EXPENSES..................    2.00%      2.75%      2.75%

------------------------

* For the fiscal year ending July 31, 2004, the Distributor of International Equity Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares. In addition, Prudential Investments LLC, the Manager of International Equity Fund, has voluntarily agreed to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees) of each class of shares of International Equity Fund to 1.75% of the Fund's average daily net assets. This limit may be discontinued at any time.


INTERNATIONAL VALUE FUND
ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
AS OF JULY 31, 2003



                                                              CLASS A    CLASS B    CLASS C
                                                              --------   --------   --------
Management fees.............................................     .99%       .99%       .99%
+ Distribution and service (12b-1) fees.....................     .30%**    1.00%      1.00%
+ Other expenses............................................     .47%       .47%       .47%
= TOTAL ANNUAL FUND OPERATING EXPENSES......................    1.76%      2.46%      2.46%
- Fee Waiver or Reimbursement...............................     .05%**    None       None
= TOTAL NET ANNUAL FUND OPERATING EXPENSES..................    1.71%      2.46%      2.46%


------------------------

** Through October 31, 2004, the Distributor of International Value Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.


HOW DOES THE PERFORMANCE OF THE FUNDS COMPARE?



    Each Fund has experienced negative performance during the past three years. For the three full calendar years since the inception of the International Equity Fund, annual returns of Class A Shares of International Equity Fund (not including sales charges) were -11.53%, -25.03% and -11.36% for 2000, 2001 and 2002, respectively. For the same periods, annual returns of Class Z Shares of International Value Fund (not including sales charges) were -3.76%, -18.51% and -19.75%. For each calendar year from 1993 to 2000, Class Z Shares of International Value Fund experienced positive annual returns (not including sales charges). For the period 1-1-03 to 6-30-03, total returns of Class A Shares of International Equity Fund (not including sales charges) were 8.07% and total returns of Class Z Shares of International

Value Fund (not including sales charges) were 6.22%. Average annual returns, before taxes and including the deduction of sales charges, of Class A Shares of International Equity Fund for the one year period ended 12-31-02 were -15.79%. Average annual returns, before taxes and including the deduction of sales charges, of Class A Shares of International Value Fund for the one year period ended 12-31-02 were -23.93%. Performance information for other classes will vary due to differing fees and expenses. Past performance is not an indication that a Fund will achieve similar results in the future. For more performance information, including results since each Fund's inception and past performance of International Value Fund prior to the inception of International Equity Fund, please see pages 18-20 of the proxy statement and prospectus.


IS THE TRANSACTION A TAXABLE EVENT FOR FEDERAL INCOME TAX PURPOSES?

    We expect that the exchange of shares pursuant to the transaction will not result in taxable gain or loss for U.S. federal income tax purposes. For more information, see the proxy statement and prospectus.

WHAT WILL BE THE ANTICIPATED SIZE OF INTERNATIONAL VALUE FUND AFTER THE
  TRANSACTION?


    If the proposal is approved, based on information available as of July 31, 2003, the combined fund is anticipated to have approximately $388 million in assets.


HOW WILL YOU DETERMINE THE NUMBER OF SHARES OF INTERNATIONAL VALUE FUND THAT I
  WILL RECEIVE?

    As of the close of business of the New York Stock Exchange on the date the transaction is consummated, shareholders will receive the number of full and fractional Class A, Class B or Class C shares of International Value Fund that is equal in value to the net asset value of their Class A, Class B or Class C shares of International Equity Fund, as applicable, on that date. The transaction is anticipated to occur as soon as practicable following shareholder approval.

WHAT IF THERE ARE NOT ENOUGH VOTES TO REACH QUORUM BY THE SCHEDULED SHAREHOLDER
  MEETING DATE?


    If we do not receive sufficient votes to hold the Meeting, we or Georgeson Shareholder Communications Inc., a proxy solicitation firm, may contact you by mail or telephone to encourage you to vote. Shareholders should review the proxy materials and cast their vote to avoid additional mailings or telephone calls. If there are not sufficient votes to approve the proposal by the time of the Meeting (December 12, 2003), the Meeting may be adjourned to permit further solicitation of proxy votes.


HAS INTERNATIONAL EQUITY FUND'S BOARD OF TRUSTEES APPROVED THE PROPOSAL?

    Yes. The Board of Trustees has approved the proposal and recommends that you vote for the proposal.

WHAT HAPPENS IF THE PROPOSAL IS NOT APPROVED?

    If shareholders of International Equity Fund do not approve the proposal, or if the transaction is not completed, they will continue to be shareholders of International Equity Fund and the Board of Trustees will consider other possible courses of action, including resubmitting the proposal to shareholders, or liquidating International Equity Fund.

HOW MANY VOTES AM I ENTITLED TO CAST?

    As a shareholder, you are entitled to one vote for each share you own of International Equity Fund on the record date. The record date is September 19, 2003.

HOW DO I VOTE MY SHARES?

    You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Prudential at 1-866-253-3961.

    You may also vote via the Internet. To do so, have your proxy card available and go to the web site: www.proxyvote.com. Enter your 12-digit control number from your proxy card and follow the instructions found on the web site.

    Finally, you can vote by telephone by calling (800) 690-6903 toll-free. Enter your 12-digit control number from your proxy card and follow the instructions given.

HOW DO I SIGN THE PROXY CARD?

    INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.

    JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

    ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust should include his or her title when he or she signs, such as "Jane Doe, Trustee"; or an authorized officer of a company should indicate his or her position with the company, such as "John Smith, President."

                    STRATEGIC PARTNERS STYLE SPECIFIC FUNDS
                  Strategic Partners International Equity Fund
                              100 Mulberry Street
                        Gateway Center Three, 4th Floor
                         Newark, New Jersey 07102-4077

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                             ---------------------

To our shareholders:


    Notice is hereby given that a Special Meeting of Shareholders (the Meeting) of Strategic Partners International Equity Fund (International Equity Fund), a series of Strategic Partners Style Specific Funds (Style Specific Funds), will be held at 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102, on December 12, 2003, at 11:00 a.m. Eastern Standard Time, for the following purposes:


    1. To approve an Agreement and Plan of Reorganization under which International Equity Fund will transfer all of its assets to, and all of its liabilities will be assumed by, Strategic Partners International Value Fund (formerly Prudential International Value Fund) (International Value Fund), a series of Prudential World Fund, Inc. In connection with this proposed transfer, each whole and fractional share of each class of International Equity Fund shall be exchanged for whole and fractional shares of equal net asset value of the same class of International Value Fund and outstanding shares of International Equity Fund will be cancelled.

    2. To transact such other business as may properly come before the Meeting or any adjournments of the Meeting.

    The Board of Trustees of Style Specific Funds, on behalf of International Equity Fund, has fixed the close of business on September 19, 2003 as the record date for the determination of the shareholders of International Equity Fund entitled to notice of, and to vote at, the Meeting and any adjournments of the Meeting.

                                          /s/ Lori E. Bostrom

                                          Lori E. Bostrom
                                          SECRETARY


Dated: November 5, 2003


 A PROXY CARD IS ENCLOSED ALONG WITH THE PROXY STATEMENT. PLEASE VOTE YOUR SHARES TODAY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD IN THE POSTAGE PREPAID ENVELOPE PROVIDED. YOU ALSO MAY VOTE BY TELEPHONE OR VIA THE INTERNET AS DESCRIBED IN THE ENCLOSED MATERIALS. THE BOARD OF TRUSTEES OF INTERNATIONAL EQUITY FUND RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

                            YOUR VOTE IS IMPORTANT.
                    PLEASE RETURN YOUR PROXY CARD PROMPTLY.

 SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO COMPLETE THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK FOR YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

                   INSTRUCTIONS FOR EXECUTING YOUR PROXY CARD

    The following general rules for executing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

    1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears on the account registration shown on the proxy card.

    2. JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

    3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of account registration or by the individual executing the proxy card. For example:

                  REGISTRATION                          VALID SIGNATURE
------------------------------------------------    ------------------------
A. 1.  XYZ Corporation                              John Smith, President
   2.  XYZ Corporation                              John Smith, President
       c/o John Smith, President
B. 1.  ABC Company Profit Sharing Plan              Jane Doe, Trustee
   2.  Jones Family Trust                           Charles Jones, Trustee
   3.  Sarah Clark, Trustee                         Sarah Clark, Trustee
       u/t/d 7/1/85
C. 1.  Thomas Wilson, Custodian                     Thomas Wilson, Custodian
       f/b/o Jessica Wilson UTMA
       New Jersey

                  STRATEGIC PARTNERS INTERNATIONAL VALUE FUND
                    A SERIES OF PRUDENTIAL WORLD FUND, INC.
                                   PROSPECTUS
                                      AND

                  STRATEGIC PARTNERS INTERNATIONAL EQUITY FUND
              A SERIES OF STRATEGIC PARTNERS STYLE SPECIFIC FUNDS
                                PROXY STATEMENT

                              GATEWAY CENTER THREE
                         100 MULBERRY STREET, 4TH FLOOR
                         NEWARK, NEW JERSEY 07102-4077
                                 (800) 225-1852
                            ------------------------


                                NOVEMBER 5, 2003

                            ------------------------


    This Proxy Statement and Prospectus (Proxy Statement) is being furnished to shareholders of Strategic Partners International Equity Fund (International Equity Fund), a series of Strategic Partners Style Specific Funds (Style Specific Funds), in connection with the solicitation of proxies by the Board of Trustees of Style Specific Funds for use at the Special Meeting of Shareholders of International Equity Fund, and at any adjournments of the meeting (the Meeting). The Meeting will be held on December 12, 2003 at 11:00 a.m. Eastern Standard Time at 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102.


    The purpose of the Meeting is for shareholders of International Equity Fund to vote on an Agreement and Plan of Reorganization under which International Equity Fund will transfer all of its assets to, and all of its liabilities will be assumed by, Strategic Partners International Value Fund (International Value Fund, and together with International Equity Fund, each, a Fund), which is a series of Prudential World Fund, Inc. (World Fund), in exchange for shares of International Value Fund, and the subsequent cancellation of shares of International Equity Fund. The Agreement and Plan of Reorganization is referred to as the Agreement. If the transaction is approved, each whole and fractional share of each class of International Equity Fund shall be exchanged for whole and fractional shares of equal net asset value of the same class of International Value Fund as soon as practicable following the Meeting (the Effective Time) and International Equity Fund will be liquidated and International Value Fund will be the surviving fund.

    International Value Fund is a diversified series of Prudential World
Fund, Inc., which is a diversified fund registered as an open-end management investment company and formed as a Maryland corporation. International Value Fund's investment objective is long-term growth of capital through investment in equity securities of foreign issuers.

    International Equity Fund, a diversified fund, is a series of Style Specific Funds, which is a statutory trust registered as an open-end management investment company and formed as a Delaware statutory trust. The investment objective of International Equity Fund is capital appreciation.

    IF THE SHAREHOLDERS OF INTERNATIONAL EQUITY FUND APPROVE THE TRANSACTION, THE SHAREHOLDERS OF INTERNATIONAL EQUITY FUND WILL BECOME SHAREHOLDERS OF INTERNATIONAL VALUE FUND.


    This Proxy Statement should be retained for your future reference. It sets forth concisely the information about the transaction and International Value Fund that shareholders of International Equity Fund should know before voting on the proposed transaction. A Statement of Additional Information dated
October 23, 2003, which relates to this Proxy Statement, has been filed with the Securities and Exchange Commission (the Commission) and is incorporated into this Proxy Statement by reference and is available upon request and without charge. This Proxy Statement is accompanied by the Prospectus, dated December 30, 2002, as supplemented to date, which offers shares of International Value Fund. The

Statement of Additional Information for International Value Fund, dated
December 30, 2002, as supplemented to date, is available upon request. Enclosed with this Proxy Statement is the Annual Report of International Value Fund, dated October 31, 2002, and the Semi-Annual Report, dated April 30, 2003, which are incorporated into this Proxy Statement by reference. The Prospectus and Statement of Additional Information and supplements thereto for International Value Fund have been filed with the Commission and are incorporated into this Proxy Statement by reference. A Prospectus and Statement of Additional Information for International Equity Fund, both dated October 2, 2003, and the Annual Report of International Equity Fund, dated July 31, 2003, have been filed with the Commission and are incorporated into this Proxy Statement by reference. Copies of the documents referred to above may be obtained without charge by contacting Prudential Mutual Fund Services LLC at Post Office Box 8098, Philadelphia, PA 19101, or by calling (800) 225-1852.


    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED INTERNATIONAL VALUE FUND'S SHARES, NOR HAS THE COMMISSION DETERMINED THAT THIS PROXY STATEMENT AND PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                       SPECIAL MEETING OF SHAREHOLDERS OF


                  STRATEGIC PARTNERS INTERNATIONAL EQUITY FUND
                 TO BE HELD ON DECEMBER 12, 2003 AT 11:00 A.M.


                              100 MULBERRY STREET
                        GATEWAY CENTER THREE, 14TH FLOOR
                         NEWARK, NEW JERSEY 07102-4077

                            ------------------------

                         PROXY STATEMENT AND PROSPECTUS

                            ------------------------

                               VOTING INFORMATION


    This Proxy Statement and Prospectus (Proxy Statement) is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Style Specific Funds on behalf of International Equity Fund to be used at a Special Meeting (the Meeting) of the shareholders of International Equity Fund, to be held on December 12, 2003, at 11:00 a.m. Eastern Standard Time at 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102.



    The purpose of the Meeting is described in the accompanying Notice of Special Meeting of Shareholders (Notice). The solicitation is made primarily by the mailing of the Notice, this Proxy Statement and the accompanying proxy card on or about October 23, 2003. Supplementary solicitations may be made by mail, telephone, facsimile, electronic means or by personal interview by representatives of International Equity Fund. In addition, Georgeson Shareholder Communications Inc., a proxy solicitation firm, may be retained to solicit shareholders on behalf of International Equity Fund. The costs of retaining Georgeson Shareholder Communications Inc. and the expenses in connection with preparing this Proxy Statement and its enclosures will be borne by International Equity Fund. The anticipated cost of the solicitation, including the expenses incurred in connection with preparing this Proxy Statement and its enclosures, is approximately $110,000.


    Even if you sign and return the enclosed proxy card, you may revoke your proxy at any time prior to its use by written notification received by International Equity Fund, by submitting a later-dated proxy card, or by attending the Meeting and voting in person.

    All proxy cards solicited by the Board of Trustees that are properly completed and received by International Equity Fund prior to the Meeting, and that are not revoked, will be voted at the Meeting. Shares represented by proxies will be voted in accordance with the instructions you provide. If no instruction is made on a properly completed proxy card, it will be voted FOR the proposal.

    If a proxy that is properly signed and returned is accompanied by instructions to withhold authority to vote (an abstention) or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that they have not received instructions from the beneficial owner or other person entitled to vote shares on this matter for which the broker or nominee does not have discretionary power), the shares represented thereby will be considered present for purposes of determining the existence of a quorum for the transaction of business but, because the proposal requires approval by a majority of the outstanding voting securities (as defined by the Investment Company Act of 1940, as amended) of International Equity Fund, will have the effect of a vote AGAINST the proposal.

    International Equity Fund also may arrange to have votes recorded by telephone. If International Equity Fund takes votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies given by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

    Shareholders may also cast their vote via the internet. The internet voting procedures have been designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that shareholders' instructions have been recorded properly. We have been advised that the internet voting procedures are consistent with the requirements of applicable law. Shareholders voting via the internet should understand that there may be costs associated with electronic access, such as usage charges from an Internet access provider and telephone companies, that must be borne by the shareholder. To vote via the Internet, shareholders should have their proxy card available and go to the web site:
WWW.PROXYVOTE.COM and enter the 12-digit control number appearing on the proxy card. Shareholders should then follow the instructions found on the web site. Proxies given by internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.


    If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. The presence in person or by proxy of 40% or more of the shares entitled to vote on matters for International Equity Fund constitutes a quorum for International Equity Fund. An adjournment of the Meeting will require the affirmative vote of a majority of shares of International Equity Fund present in person at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to the proposal, unless directed to vote AGAINST the proposal, in which case such shares will be voted against the proposed adjournment. Shares represented by abstentions or broker "non-votes" will not be voted for or against an adjournment. Because an adjournment requires an affirmative vote of a majority of shares present, abstentions and broker "non-votes" will have the effect of a vote against adjournment. A shareholder vote may be taken on the proposal described in this Proxy Statement or on any other business properly presented at the Meeting prior to adjournment if sufficient votes have been received.



    Shareholders of record at the close of business on September 19, 2003 (the Record Date) of International Equity Fund will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each share of International Equity Fund held on that date (fractional shares will be entitled to a proportionate fractional vote). On the Record Date, there were 2,421,637 shares issued and outstanding, including 609,809 Class A shares, 782,721 Class B shares and 1,029,107 Class C shares of International Equity Fund.


    The following shareholders held 5% or more of any class of shares of International Equity Fund on September 19, 2003:


             NAME                            ADDRESS                CLASS       SHARES/%
             ----                            -------                -----       --------
Wachovia Securities C/F          3535 Hidden Lake LN SE               A        32,362/5.3%
Robert D Burton MD               Grand Rapids MI 49546-2133
IRA Rollover DTD 01/31/94

Prudential Retirement Services   PO Box 5310                          A       251,782/41.3%
AS Nominee For TTEE Cust 79013   Scranton PA 18505
Tri State Orthopedics 401K

    The following shareholders held 5% or more of any class of shares of International Value Fund on September 19, 2003:


             NAME                            ADDRESS               CLASS        SHARES/%
             ----                            -------              --------      --------
Prudential Retirement Service    PO Box 5310                         A        422,346/15.4%
As Nominee For TTEE Cust 104575  Scranton PA 18505
Franks Casing Crew & Rental
401K

Prudential Retirement Service    PO Box 5310                         Z       8,494,024/43.4%
As Nominee For TTEE              Scranton PA 18505
Cust 300065
Prudential Trust

Pru Retirement As Nominee        30 Scranton Office Park             Z       2,531,268/12.9%
Northern Trst TTE- Mutual Funds  Scranton PA 18507
Lasalle Bank TTE-CO STK

Wells Fargo Bank West NA         8515 E Orchard Rd #2T2              Z       2,078,382/10.6%
FBO New York Metropolitan        Greenwood Village CO 80111
Transportation Authority C/O
Fascorp 457 & 401K Deferred
Comp Plan


    As of September 19, 2003, the Trustees/Directors and officers of International Equity Fund and International Value Fund owned, in the aggregate, less than 1% of each class of each Fund's total outstanding shares.

VOTE REQUIRED

    APPROVAL OF THE TRANSACTION REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING VOTING SECURITIES OF INTERNATIONAL EQUITY FUND, WHICH MEANS THE LESSER OF (I) 67% OF SUCH SHARES PRESENT AT THE MEETING IF THE OWNERS OF MORE THAN 50% OF THE SHARES OF INTERNATIONAL EQUITY FUND THEN OUTSTANDING ARE PRESENT IN PERSON OR BY PROXY, OR (II) MORE THAN 50% OF THE OUTSTANDING SHARES OF INTERNATIONAL EQUITY FUND, WITHOUT REGARD TO CLASS.

                          APPROVAL OF THE TRANSACTION
                                    SYNOPSIS

    The following is a summary of information contained elsewhere in this Proxy Statement, the Agreement (the form of which is attached as Attachment A), and in the Prospectuses and Statements of Additional Information, as supplemented to date, of International Equity Fund and International Value Fund, which are incorporated into this Proxy Statement by this reference, and is qualified in its entirety by reference to these documents. Shareholders should read this Proxy Statement and the Prospectuses and Statements of Additional Information, as supplemented to date, of both Funds for more complete information.

    Under the Agreement, International Equity Fund will transfer all of its assets to, and all of its liabilities will be assumed by, International Value Fund, a larger mutual fund also managed by Prudential Investments LLC (PI), in exchange for shares of International Value Fund. The outstanding shares of International Equity Fund will be cancelled and current shareholders of International Equity Fund will become shareholders of International Value Fund.

INVESTMENT OBJECTIVES AND POLICIES

    International Equity Fund and International Value Fund have similar investment objectives and policies. The investment objective of International Value Fund is long-term growth of capital through investment in equity securities of foreign issuers. The investment objective of International Equity Fund is capital appreciation. To achieve this objective, International Equity Fund purchases stocks of foreign companies.

    International Equity Fund seeks to achieve its investment objective by normally investing at least 80% of its investable assets in stocks and securities convertible into stocks of companies in at least three different foreign countries. International Value Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 65% of its total assets in the common stock and preferred stock of foreign companies in at least three foreign countries, without limit as to the amount of Fund assets that may be invested in any single country. Both International Equity Fund and International Value Fund may invest in companies of all sizes. Both International Equity Fund and International Value Fund generally define a company as a foreign company if the company is organized under the laws of a foreign country, or the company derives more than 50% of its revenues from activities in foreign countries, or the company has at least 50% of its assets in one or more foreign countries.

    The principal type of security in which both International Equity Fund and International Value Fund invest is common stock, although both Funds may also invest in preferred stock, rights that can be exercised to obtain stock, warrants and debt securities, or preferred stock convertible or exchangeable for common or preferred stock. Both Funds may also invest in American Depositary Receipts (ADRs) and both Funds make similar use of derivative and hedging strategies.

    After the transaction is completed it is expected that the combined fund will be managed according to the investment objective and policies of International Value Fund.

    The benchmark index for both International Equity Fund and International Value Fund is the Morgan Stanley Capital International (MSCI) EAFE Index, a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia and the Far East.

    International Equity Fund and International Value Fund are each managed by Prudential Investments LLC (PI). The address of PI is Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102-4077. PI and its predecessors have served as manager or administrator to investment companies since 1987. As of June 30, 2003, PI served as manager to all of the JennisonDryden and Strategic Partners Mutual Funds, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $110 billion.

    International Equity Fund and International Value Fund typically distribute all or substantially all of their ordinary income and net realized capital gains annually.

INVESTMENT ADVISORY SERVICES

    Under separate management agreements with both Funds, PI currently provides investment advisory services for each Fund. Each Fund, however, has a different subadviser. International Equity Fund is subadvised by Lazard Asset Management (Lazard) and International Value Fund is subadvised by Bank of Ireland Asset Management (U.S.) Limited (BIAM). Herbert W. Gullquist and John R. Reinsberg serve as co-portfolio managers of International Equity Fund. Chris Reilly, Chief Investment Officer serves as the portfolio manager for International Value Fund. For more information about the subadvisers or portfolio managers, see the Prospectuses of the relevant Fund. The other service providers to the Funds are not expected to change as a result of the proposed transaction.

EXPENSE STRUCTURES

    International Equity Fund and International Value Fund each pays a monthly management fee to PI. PI, in turn, pays out of its management fee a fee to each Fund's subadviser for providing advisory services to the Funds. International Equity Fund has agreed to pay PI a management fee at an annual rate of .80% of average daily net assets. International Value Fund has agreed to pay a management fee to PI at an annual rate of 1.00% for up to $300 million of average daily net assets and 0.95% thereafter. For the fiscal year ended October 31, 2002, the management fee rate was equal to an annual rate of 0.99% of International Value Fund's average daily net assets.

    The management fee paid by each Fund covers PI's oversight of each Fund's investment portfolios. PI also administers each Fund's corporate affairs and, in connection therewith, furnishes each Fund with office facilities, together with those ordinary clerical and bookkeeping services that are not furnished by the Fund's custodian or transfer and dividend disbursing agent. Officers and employees of PI serve as officers and Trustees/Directors of each Fund without compensation.


    Although the management fee paid by International Value Fund is higher than the management fee paid by International Equity Fund, the annual net operating expenses for each Fund's most recently completed fiscal year indicate that, as shown in the comparative tables that follow on pages 9 and 10, each share class of International Equity Fund has significantly higher net annual operating expenses than the corresponding share class of International Value Fund. Prudential Investment Management Services LLC (PIMS), both Funds' Distributor, has contractually agreed to waive a portion of the distribution and service (12b-1) fee payable by Class A shares of each Fund (.05% of a fee of .30%). Shareholders should understand that the contractual waiver by PIMS is enforceable for one-year periods and may be terminated with respect to any subsequent fiscal year on not less than 30 days' notice prior to the end of a current fiscal year. The contractual waiver by PIMS for International Value Fund extends through October 31, 2004. The contractual waiver by PIMS for International Equity Fund extends through July 31, 2004. There is no assurance that PIMS will continue any of the waivers beyond the indicated dates. In addition, Prudential Investments LLC, the Manager of International Equity Fund, has voluntarily agreed to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees) of each class of shares of International Equity Fund to 1.75% of the Fund's average daily net assets. This limit may be discontinued at any time. International Value Fund does not have a corresponding expense limitation.

    If the transaction is approved, shareholders of International Equity Fund are expected to realize a reduction in both the net annual operating expenses and gross annual operating expenses (that is, without any waivers) paid on their investment.

PURCHASES, REDEMPTIONS, EXCHANGES AND DISTRIBUTIONS

    Each Fund currently has the same policies with respect to purchasing shares, redeeming or exchanging shares, and distributions although, as noted below, International Value Fund's redemption policies may change if World Fund's shareholders approve proposed Charter amendments. For more information regarding the Funds' policies, see "Purchases, Redemptions, Exchanges and Distributions" below.

TAX CONSIDERATIONS

    For federal income tax purposes, in the opinion of counsel, no gain or loss will be recognized by the shareholders of International Equity Fund as a result of the transaction. For a more detailed discussion of the federal income tax consequences, see "U.S. Federal Income Tax Considerations" below.

APPRAISAL RIGHTS

    Shareholders of International Equity Fund do not have appraisal rights under Delaware law in connection with the transaction.

    Shareholders of International Equity Fund may, however, redeem their shares at net asset value prior to the date of the proposed transaction.

POTENTIAL BENEFITS FROM TRANSACTION

    Overall, the proposed transaction would provide shareholders of International Equity Fund with the following potential benefits:

    - the opportunity to participate in a larger fund;

    - investment in a fund with an investment objective and policies similar to the investment objectives and policies of International Equity Fund; and

    - net and gross annual operating expenses for Class A, Class B and Class C shares of International Value Fund that are expected to be substantially lower than those of the same class of International Equity Fund.


    THE BOARD OF TRUSTEES OF STYLE SPECIFIC FUNDS BELIEVES THAT THE TRANSACTION WILL BENEFIT SHAREHOLDERS OF INTERNATIONAL EQUITY FUND, AND RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE TRANSACTION. THE BOARD OF WORLD FUND HAS ALSO APPROVED THE PROPOSED TRANSACTION.


                            THE PROPOSED TRANSACTION

    Shareholders of International Equity Fund will be asked at the Meeting to vote upon and approve the Agreement under which International Equity Fund will transfer all of its assets to, and all of its liabilities will be assumed by, International Value Fund, whereupon International Value Fund will be the surviving mutual fund. Each whole and fractional share of each class of International Equity Fund will be exchanged for whole and fractional shares of equal net asset value of the same class of International Value Fund, and outstanding shares of International Equity Fund will be cancelled, on or about the Effective Time. Approval of the transaction will be determined by approval of the shareholders of International Equity Fund. No vote by shareholders of International Value Fund is required.

    The Agreement provides that it is a condition to both Funds' obligation to complete the transaction that the Funds will have received an opinion of counsel to the effect that the transaction will not result in any taxable gain or loss for U.S. federal income tax purposes to International Equity Fund or International Value Fund or to the shareholders of any of the Funds.

FUND OPERATING EXPENSES

    Each Fund pays a management fee to PI for managing its investments and business affairs which is calculated and paid to PI every month. International Equity Fund pays a management fee to PI at an annual rate of 0.80% of its average daily net assets. International Value Fund pays a management fee to PI at an annual rate of 1.00% of its average daily net assets for up to $300 million in assets, and .95% thereafter. For the fiscal year ended October 31, 2002, the management fee rate was equal to an annual rate of 0.99% of International Value Fund's average daily net assets.


    In addition to the management fee, each Fund incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. For the fiscal year ended October 31, 2002, International Value Fund's annualized total operating expense ratios for Class A shares was 1.64% (after waivers and reimbursements), for Class B shares was 2.39%, and for Class C shares was 2.39%. For the fiscal year ended July 31, 2003, International Equity Fund's annualized total operating expense ratios for Class A shares was 2.00% (after contractual waivers and reimbursements), for Class B shares was 2.75%, and for Class C shares was 2.75%.



    If shareholders of International Equity Fund approve the transaction, International Value Fund's expense structure will apply, except that there is no assurance that the fee waiver of PIMS will continue past October 31, 2004 for International Value Fund. Assuming continuation of International Value Fund's current expenses, this expense structure would decrease the total operating expenses currently incurred by shareholders of each class of shares of International Equity Fund. If the proposed transaction is not approved, International Equity Fund will continue with its current fee structure, except that there is no assurance that the fee waiver of PIMS will continue past July 31, 2004 and PI's voluntary limit on expenses may be discontinued at any time. For more information about each Fund's current fees, refer to the applicable Prospectuses. See " -- Operating Expense Tables" below for estimates of expenses if the transaction is approved.


SHAREHOLDER FEES

    The following table shows the shareholder fees that are imposed on new purchases or redemptions of shares of International Value Fund, which are the same as the shareholder fees imposed on new purchases of International Equity Fund. These fees will not be imposed on new shares of International Value Fund that are acquired pursuant to the transaction.

  SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)(1)

                                CLASS A  CLASS B  CLASS C
  Maximum sales charge (load)
   imposed on purchases (as a
   percentage of offering
   price)                           5%     None     1%(2)
  Maximum deferred sales
   charge (load) imposed on
   sales (as a percentage of
   the lower of original
   purchase price or sale
   proceeds)                     1%(3)    5%(4)     1%(5)

1 YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR PURCHASES AND
  SALES OF SHARES.

2 INVESTORS WHO PURCHASE CLASS C SHARES THROUGH CERTAIN UNAFFILIATED BROKERS MAY
  PURCHASE CLASS C SHARES WITHOUT PAYING THE 1% INITIAL SALES CHARGE.

3 INVESTORS WHO PURCHASE $1 MILLION OR MORE OF CLASS A SHARES ARE NOT SUBJECT TO
  AN INITIAL SALES CHARGE BUT ARE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE
  (CDSC) OF 1% FOR SHARES REDEEMED WITHIN 12 MONTHS OF PURCHASE. THIS CHARGE IS WAIVED FOR ALL SUCH CLASS A SHAREHOLDERS OTHER THAN THOSE WHO PURCHASED THEIR SHARES THROUGH CERTAIN BROKER-DEALERS THAT ARE NOT AFFILIATED WITH PRUDENTIAL FINANCIAL, INC. (PRUDENTIAL).

4 THE CDSC FOR CLASS B SHARES DECREASES BY 1% ANNUALLY TO 1% IN THE FIFTH AND
  SIXTH YEARS AND 0% IN THE SEVENTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES APPROXIMATELY SEVEN YEARS AFTER PURCHASE.

5 THE CDSC FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN 18 MONTHS OF
  PURCHASE.

OPERATING EXPENSE TABLES


    The following tables show the operating fees and expenses of Class A, Class B and Class C shares of International Equity Fund and International Value Fund, and pro forma fees for the combined fund after giving effect to the transaction (the "Combined International Value Fund"), including the effect of PIMS' expense waiver previously described, but not including PI's voluntary limit. THE PRO FORMA FEES SHOWN IN THE FOLLOWING TABLES ASSUME THAT SHAREHOLDERS OF INTERNATIONAL EQUITY FUND APPROVE THE TRANSACTION. Fund operating expenses are paid out of each Fund's assets. Expenses are factored into each Fund's share price or dividends and are not charged directly to shareholder accounts. The following figures are based on historical expenses of International Equity as of July 31, 2003, and International Value Fund as of July 31, 2003.


CLASS A SHARES


                                                                                                   PRO FORMA
                                                                                                   COMBINED
                                                 INTERNATIONAL EQUITY   INTERNATIONAL VALUE   INTERNATIONAL VALUE
                                                         FUND                  FUND                  FUND
                                                    CLASS A SHARES        CLASS A SHARES        CLASS A SHARES
                                                 --------------------   -------------------   -------------------
Management Fees................................          .80%                   .99%                  .99%
+ Distribution and service (12b-1) fees........          .30%                   .30%**                .30%**
+ Other expenses...............................          .95%                   .47%                  .47%
= TOTAL ANNUAL OPERATING EXPENSES..............         2.05%                  1.76%                 1.76%
- Fee waiver or expense reimbursement..........          .05%*                  .05%**                .05%**
= NET ANNUAL OPERATING EXPENSES................         2.00%                  1.71%                 1.71%


------------------------

* For the fiscal year ending July 31, 2004, the Distributor of International Equity Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares. In addition, Prudential Investments LLC, the Manager of International Equity Fund, has voluntarily agreed to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees) of each class of shares of International Equity Fund to 1.75% of the Fund's average daily net assets. This limit may be discontinued at any time.

** Through October 31, 2004, the Distributor of International Value Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.

CLASS B SHARES


                                                                                                   PRO FORMA
                                                                                                   COMBINED
                                                 INTERNATIONAL EQUITY   INTERNATIONAL VALUE   INTERNATIONAL VALUE
                                                         FUND                  FUND                  FUND
                                                    CLASS B SHARES        CLASS B SHARES        CLASS B SHARES
                                                 --------------------   -------------------   -------------------
Management Fees................................          .80%                   .99%                  .99%
+ Distribution and service (12b-1) fees........         1.00%                  1.00%                 1.00%
+ Other expenses...............................          .95%                   .47%                  .47%
= TOTAL ANNUAL OPERATING EXPENSES..............         2.75%                  2.46%                 2.46%
- Fee waiver or expense reimbursement..........         None*                   None                  None
= NET ANNUAL OPERATING EXPENSES................         2.75%                  2.46%                 2.46%


------------------------

* In addition, Prudential Investments LLC, the Manager of International Equity Fund, has voluntarily agreed to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees) of each class of shares of International Equity Fund to 1.75% of the Fund's average daily net assets. This limit may be discontinued at any time.

CLASS C SHARES


                                                                                                   PRO FORMA
                                                                                                   COMBINED
                                                 INTERNATIONAL EQUITY   INTERNATIONAL VALUE   INTERNATIONAL VALUE
                                                         FUND                  FUND                  FUND
                                                    CLASS C SHARES        CLASS C SHARES        CLASS C SHARES
                                                 --------------------   -------------------   -------------------
Management Fees................................          .80%                   .99%                  .99%
+ Distribution and service (12b-1) fees........         1.00%                  1.00%                 1.00%
+ Other expenses...............................          .95%                   .47%                  .47%
= TOTAL ANNUAL OPERATING EXPENSES..............         2.75%                  2.46%                 2.46%
- Fee waiver or expense reimbursement..........         None*                   None                  None
= NET ANNUAL OPERATING EXPENSES................         2.75%                  2.46%                 2.46%


------------------------

* In addition, Prudential Investments LLC, the Manager of International Equity Fund, has voluntarily agreed to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees) of each class of shares of International Equity Fund to 1.75% of the Fund's average daily net assets. This limit may be discontinued at any time.

EXAMPLES OF THE EFFECT OF FUND EXPENSES

    The following table illustrates the expenses on a hypothetical $10,000 investment in each Fund under the current and pro forma (combined fund) expenses calculated at the rates stated above for the first year, and thereafter using gross expenses with no fee waivers or expense reimbursements, assuming a 5% annual return, and assuming that you sell your shares at the end of each period.

CLASS A SHARES


                                                         ONE YEAR   THREE YEAR   FIVE YEAR   TEN YEAR
                                                         --------   ----------   ---------   --------
International Equity Fund..............................    $693       $1,327      $1,984      $3,734
International Value Fund...............................    $665       $1,022      $1,402      $2,466
Combined Fund..........................................    $665       $1,022      $1,402      $2,466


CLASS B SHARES*


                                                         ONE YEAR   THREE YEAR   FIVE YEAR   TEN YEAR
                                                         --------   ----------   ---------   --------
International Equity Fund..............................    $778       $1,380      $2,001      $3,811
International Value Fund...............................    $749       $1,067      $1,411      $2,543
Combined Fund..........................................    $749       $1,067      $1,411      $2,543


CLASS B SHARES (ASSUMING NO REDEMPTION)*


                                                         ONE YEAR   THREE YEAR   FIVE YEAR   TEN YEAR
                                                         --------   ----------   ---------   --------
International Equity Fund..............................    $278       $1,080      $1,901      $3,811
International Value Fund...............................    $249       $  767      $1,311      $2,543
Combined Fund..........................................    $249       $  767      $1,311      $2,543


------------------------

* Class B shares have a conversion feature whereby Class B shares held for at least six years will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. This table assumes that after the conversion, Class A shares are held instead of Class B shares until the end of the period.

CLASS C SHARES


                                                         ONE YEAR   THREE YEAR   FIVE YEAR   TEN YEAR
                                                         --------   ----------   ---------   --------
International Equity Fund..............................    $475       $1,170      $1,982      $4,093
International Value Fund...............................    $447       $  859      $1,397      $2,868
Combined Fund..........................................    $447       $  859      $1,397      $2,868


CLASS C SHARES (ASSUMING NO REDEMPTION)


                                                         ONE YEAR   THREE YEAR   FIVE YEAR   TEN YEAR
                                                         --------   ----------   ---------   --------
International Equity Fund..............................    $375       $1,170      $1,982      $4,093
International Value Fund...............................    $347       $  859      $1,397      $2,868
Combined Fund..........................................    $347       $  859      $1,397      $2,868


    These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under "Total annual operating expenses" remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of either Fund.

PRO FORMA CAPITALIZATION


    The following table shows the capitalization of International Equity Fund and International Value Fund as of July 31, 2003 and the pro forma Combined International Value Fund capitalization as if the transaction had occurred on that date.



                                                                                               PRO FORMA
                                                                                               COMBINED
                                             INTERNATIONAL EQUITY   INTERNATIONAL VALUE   INTERNATIONAL VALUE
                                                     FUND                  FUND                  FUND
                                             --------------------   -------------------   -------------------
Net Assets (000s)
  Class A..................................         $4,184               $ 41,526              $ 45,710
  Class B..................................         $5,375               $ 33,079              $ 38,454
  Class C..................................         $7,113               $  6,998              $ 14,111
  Class Z..................................           N/A*               $289,657              $289,657
Net Asset Value Per Share
  Class A..................................         $ 6.89               $  15.03              $  15.03
  Class B..................................         $ 6.71               $  14.60              $  14.60
  Class C..................................         $ 6.70               $  14.62              $  14.62
  Class Z..................................           N/A*               $  15.12              $  15.12
Shares Outstanding (000s)
  Class A..................................            607                  2,762                 3,041
  Class B..................................            801                  2,265                 2,633
  Class C..................................          1,061                    479                   965
  Class Z..................................           N/A*                 19,158                19,158


------------------------

*   International Equity Fund does not offer Class Z shares.

FORMS OF ORGANIZATION


    International Equity Fund; a diversified fund, is a series of Style Specific Funds, which is registered as an open-end management investment company, formed as a Delaware statutory trust. International Value Fund is a series of World Fund, which is a diversified, open-end management investment company incorporated as a Maryland corporation. International Equity Fund is authorized to issue an unlimited number of shares. World Fund is authorized to issue up to
1.5 billion shares of common stock; pursuant to

Maryland law, World Fund's Board may increase the authorized capital without stockholder action. 500 million World Fund shares are designated as shares of International Value Fund, which are equally divided among Class A shares, Class B shares, Class C shares and Class Z shares. For more information regarding shares of International Value Fund, please see p. 27. World Fund also offers two other series: Jennison Global Growth Fund and Jennison International Growth Fund, each of which is also authorized to issue 500 million shares. For matters requiring the approval of all shareholders of World Fund, the shareholders of the other series of World Fund participate in such voting together with the shareholders of International Value Fund.


    World Fund operates pursuant to a Charter, which includes its Articles of Incorporation and supplements and amendments thereto, and By-Laws. Style Specific Funds operates pursuant to an Agreement and Declaration of Trust ("Declaration") and By-Laws. World Fund is governed by a Board of Directors; Style Specific Funds by a Board of Trustees. We refer to both as a "Board" and sometimes refer separately to "Directors" or "Trustees". Due to differences in Maryland and Delaware law and the governing documents of World Fund and Style Specific Funds, we have summarized below several material differences between the rights of stockholders of World Fund and of Style Specific Funds. The following is only a summary and is not a complete description of the governing documents of World Fund and Style Specific Funds. You should refer to the Charter and By-Laws of World Fund and the Declaration and By-Laws of Style Specific Funds for more complete information.

    In addition, World Fund's stockholders are currently considering several Charter amendments, and Style Specific Funds' stockholders are considering Declaration amendments, which, if approved, would create additional differences between the World Fund and Style Specific Funds.

FORM OF OWNERSHIP

    Ownership interests in World Fund and its series are represented by shares of common stock, par value $.01 per share, of a corporation. Ownership interests in Style Specific Funds are represented by shares of beneficial interest, no par value, in series of a statutory trust. In either case, we refer to the ownership interest as "shares" and to holders of shares as "stockholders".

EXTRAORDINARY TRANSACTIONS

    The Declaration permits the Trustees of Style Specific Funds, without stockholder approval (unless such approval is otherwise required by applicable law) to (a) cause the Trust to merge or consolidate with or into one or more other entities, so long as the surviving or resulting entity is an open-end management investment company formed under a U.S. jurisdiction, (b) cause shares to be exchanged under or pursuant to any state or federal statute, or (c) cause the Trust to incorporate under the laws of Delaware. World Fund is authorized to transfer all of its assets without stockholder approval, but most other extraordinary transactions, including mergers, consolidations and share exchanges, must be approved by a majority of the outstanding voting shares.

STOCKHOLDER MEETINGS

PLACE OF MEETINGS

    World Fund may hold stockholder meetings at any place set by the Board, or the Board may determine that a meeting shall be held via remote communication. Style Specific Funds is required to hold stockholder meetings at the principal executive offices of Style Specific Funds or at such other place within the United States as the Trustees shall designate.

STOCKHOLDER VOTING RIGHTS

    Each share of World Fund's common stock entitles its holder to one vote. If World Fund's stockholders approve the proposed Charter amendments, then World Fund stockholders would be entitled to cast one vote for each dollar of net asset value represented by each share entitled to vote on a given matter. Style Specific Funds' Board is entitled to determine, with respect to any matter submitted for a stockholder vote, whether each share shall be entitled to one vote, or whether each dollar of net asset value shall be entitled to one vote. In addition, stockholders of Style Specific Funds are entitled to vote only
(1) for the election or removal of Trustees and (2) with respect to such additional matters as may be required by applicable law, the Declaration or the By-Laws, or as the Board may otherwise consider desirable.

NOTICE OF MEETINGS

    World Fund can, under certain circumstances, give notice of stockholder meetings via electronic communication, and is not generally required to state the purpose of any annual meeting in such notice. Style Specific Funds must give written notice of all stockholder meetings, via hand delivery or mail, at least 10 days and not more than 90 days before the meeting, and must include the purpose of the meeting.

RECORD DATE

    World Fund's Board has the sole power to set a record date, which must be on or after the day the record date is fixed, and may not be more than 90 or fewer than 10 days prior to the applicable meeting of stockholders. Style Specific Funds' Board may fix a record date falling not more than 90 days prior to the meeting.

ANNUAL MEETINGS

    World Fund is not required to hold an annual meeting of its stockholders in any year in which the election of directors is not required to be acted upon under the Investment Company Act of 1940, as amended (the "Investment Company Act"). There are no requirements regarding annual stockholder meetings set forth in Style Specific Funds' Declaration or By-laws or the Delaware Statutory Trust Act.

SPECIAL MEETINGS

    World Fund must call a special meeting of stockholders if so requested by the Chairman, the President, a majority of the Directors, or by stockholders entitled to cast at least a majority of all votes entitled to be cast at the meeting. World Fund's Board has sole power to fix the date and time of any special meeting of stockholders. Style Specific Funds is required to call a meeting of stockholders upon order of the Board, or, for the purpose of voting on the removal of any Trustee, upon the request of stockholders holding at least 10% of the outstanding shares entitled to vote. If the Secretary of Style Specific Funds refuses or neglects to call such meeting for more than 10 days, the Board or stockholders so requesting may call the meeting themselves by giving notice thereof in the manner required by the By-laws.

INSPECTOR OF ELECTIONS

    World Fund is required to appoint either one or three inspectors of election, upon the request of stockholders entitled to cast at least 10% of the votes entitled to be cast at the meeting. There are no requirements regarding inspectors set forth in Style Specific Funds' Declaration or By-laws or the Delaware Statutory Trust Act.

ADVANCE NOTICE OF STOCKHOLDER PROPOSALS

    In order for eligible World Fund stockholders to nominate Directors for election, or propose business to be considered, at a stockholder meeting, they must make submissions in a specific written format within set timelines. For an annual meeting, notice must be received by World Fund
(a) not less than 90 days nor more than 120 days prior to the first anniversary of the prior year's annual meeting; or (b) if there was no annual meeting in the prior year, or the meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary date, then (x) not earlier than the 90th day prior to the annual meeting, and (y) not later than the later of (i) the 60th day prior to such annual meeting, and (ii) the 10th day following public announcement of the date of the meeting. For special meetings, stockholders are only entitled to submit Board nominees and only if the meeting was called for the purpose of electing directors, and must deliver such proposal not later 10 days following the earlier of (i) the date on which notice of the meeting was mailed or (ii) public notice of the date of the meeting. Stockholders of Style Specific Funds are not subject to similar provisions. There are no requirements regarding advance notice for stockholder proposals set forth in Style Specific Funds' Declaration or By-laws or the Delaware Statutory Trust Act. This generally means that the stockholders may submit proposals from the floor.

QUORUM

    The presence, in person or by proxy, of a majority of the outstanding voting shares of World Fund shall constitute a quorum for the transaction of business at a meeting of stockholders. For Style Specific Funds, a quorum is 40% of the shares entitled to vote, except when a larger quorum is required by applicable law. If World Fund's stockholders approve the proposed Charter amendments, its required quorum would be reduced to one-third. Stockholders of Style Specific Funds are also considering certain amendments to the Declaration which, if approved, would reduce the required quorum to one-third of the shares entitled to vote.

ADJOURNMENTS

    Whether or not a quorum is present, World Fund may adjourn a meeting of stockholders convened on the date for which it was called, by action of the chairman of the meeting, to a date not more than 120 days after the original record date. Style Specific Funds can adjourn a meeting of stockholders without notice thereof if the time and date of the meeting are announced at the meeting and the adjourned meeting is held within a reasonable time after the date of the original meeting.

STOCKHOLDER ACTION WITHOUT A MEETING

    Common stockholders of World Fund are not entitled to act by written consent unless such consent is unanimous. Stockholders of Style Specific Funds can act by written consent if such consent is signed by the holders of outstanding shares having enough votes to authorize the action at a meeting at which all shares entitled to vote on that action were present and voted, except that in the case of stockholder proposals and any matter subject to a proxy contest or proxy solicitation or any proposal in opposition to a proposal by the Officers or Trustees of Style Specific Funds, shares may be voted only in person or by written proxy at a meeting.

AMENDMENTS TO CHARTER/DECLARATION

    Amendments to World Fund's Charter generally require the approval of the Board and at least a majority of the outstanding voting securities. However, the Board may amend the Charter to change the name of the company, or change the designation or par value of shares, without stockholder approval. Under Maryland law, the Board of World Fund is also authorized to increase or decrease the aggregate authorized capital stock without stockholder approval. The Board of Style Specific Funds is entitled to amend the Declaration without stockholder approval, except that stockholders have the right to vote on (1) any amendment that would affect their right to vote granted in the Declaration (as described above), (2) any amendment to the provision of the Declaration regarding amendments thereto, (3) any amendment required to be approved by stockholders by applicable law or Style Specific Fund's registration statement, and (4) any amendment submitted to stockholders by the Board.

AMENDMENT OF BY-LAWS

    World Fund's By-Laws can be amended by (A) majority vote of the stockholders; or (B) 2/3 vote of the Board. Style Specific Funds' By-Laws can be amended by majority vote of the stockholders or of the Board; provided, however, that no By-Law may be amended, adopted or repealed by the Board if such amendment, adoption or repeal is required by applicable law to be submitted to a vote of stockholders.

NUMBER OF BOARD MEMBERS

    World Fund's Board can change the number of directors to any number between three (3) and twenty (20). The number of Trustees of Style Specific Funds is required to be at least one (1) and no more than fifteen (15) as determined, from time to time, by the Board. Stockholders of Style Specific Funds are currently considering certain amendments to the Declaration, which if approved, would permit the number of Trustees to be such number as is determined, from time to time, by the Board, without any limitation on the maximum number permitted.

REMOVAL OF BOARD MEMBERS

    World Fund's stockholders may remove a Board member by the affirmative vote of 2/3 of all votes entitled to be cast generally in the election of Board members. Trustees of Style Specific Funds may be removed at any stockholder meeting by a vote of 2/3 of the outstanding shares, or by 2/3 vote of the Board.

BOARD VACANCIES

    A vacancy on World Fund's Board may be filled only by a majority of the Board, not by stockholders (unless otherwise required by law). A vacancy on Style Specific Funds' Board may be filled by a majority of the Board; provided, that in the event that less than the majority of the Trustees holding office have been elected by the stockholders, the Trustees then in office shall call a stockholders' meeting for the election of Trustees.

LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS

    If proposed Charter amendments are approved by World Fund's stockholders, World Fund's Charter would provide that, to the extent permitted by law, a director or officer of World Fund will not be liable to World Fund or its stockholders for monetary damages for breach of fiduciary duty. Pursuant to Maryland law, this limitation on liability would not apply (1) to the extent the person actually received an improper benefit or profit in money, property or services; or (2) to the extent that a final adjudication adverse to the person is entered based on a finding that the action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action. The Declaration of Style Specific Funds provides that a Trustee, when acting in such capacity, shall not be liable to any person other than Style Specific Funds or its stockholders for any act, omission or obligation of Style Specific Funds, such Trustee or any other Trustee, except for such Trustee's own willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for any neglect or wrongdoing of any officer, agent, employee, manager, adviser, sub-adviser or principal underwriter of Style Specific Funds. With regard to both World Fund and Style Specific Funds, the Investment Company Act will not permit a limitation on liability relating to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS

    World Fund's organizational documents require indemnification of directors and officers to the fullest extent permitted by law. Other employees and agents shall be indemnified to the extent authorized by the Board, the Charter or the By-Laws. Maryland law prohibits indemnification if it is established that
(1) the act or omission was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty; or (2) the person actually received an improper personal benefit in money, property or services; or (3) in the case of a criminal proceeding, the person had reasonable cause to believe that the act or omission was unlawful. Style Specific Funds' By-Laws provide that it shall indemnify Trustees, officers, employees and agents to the fullest extent permitted by law. In the case of both World Fund and Style Specific Funds, the Investment Company Act prohibits indemnification in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

INDEMNIFICATION OF STOCKHOLDERS

    Style Specific Funds' Declaration provides that if any stockholder or former stockholder is exposed to liability relating to his or her status as a stockholder, and not because of the actions or omissions of such person or entity, such person or entity shall be entitled to be held harmless from and indemnified out of the assets of the particular series of Style Specific Funds of which such person or entity is or was a stockholder and in relation to which such liability arose against all loss and expense arising from such liability. World Fund's organizational documents do not include a similar provision; however, under Maryland law, World Fund's stockholders generally have no personal liability for the debts or obligations of World Fund as a result of their status as stockholders.

DERIVATIVE ACTIONS

    Style Specific Funds' Declaration imposes certain conditions on the ability of stockholders to bring a derivative action on behalf of Style Specific Funds, including a requirement that stockholders who collectively hold at least 10% of the outstanding shares of Style Specific Funds (or the series or class to which such action relates) join in a pre-suit demand upon the Board to bring such an action unless an effort to cause the Board to bring the action is not likely to succeed. World Fund's Charter does not include similar limitations.

REDEMPTION FEES

    If World Fund's stockholders approve the proposed Charter amendments, World Fund would be explicitly authorized to subtract redemption fees and other charges set by its Board from the amount payable to stockholders in connection with a redemption of shares by stockholders or by World Fund. Under its Declaration, Style Specific Funds is already authorized to impose redemption fees.

TERMINATION AND DISSOLUTION

    Style Specific Funds may be terminated at any time by vote of a majority of the shares of each series entitled to vote, voting separately by series, or by the Board by written notice to the stockholders, and any series or class thereof may be terminated at any time by vote of a majority of the shares of such series or class entitled to vote or by the Board by written notice to the stockholders of such series or class.

PERFORMANCE


    The following tables compare the annual returns for the periods set forth below for each Fund. The bar charts show each Fund's performance for each full calendar year for the last 10 calendar years (or since inception, if less than 10 calendar years). The bar charts and tables below demonstrate the risk of investing in each Fund by showing how returns can change from year to year and by showing how each Fund's average annual total return for 1 year, 5 years, 10 years and since inception compared with a stock index and a group of similar mutual funds. Past performance, before and after taxes, is not an indication that a Fund will achieve similar results in the future. The tables below show that each Fund has experienced negative performance during the past three years, but International Value Fund's cumulative performance over a longer period of time has been positive.


INTERNATIONAL EQUITY FUND

ANNUAL RETURNS* (CLASS A SHARES)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2000  -11.53%
2001  -25.03%
2002  -11.36%

BEST QUARTER: 6.76% (4th quarter of 2002) WORST QUARTER: -17.66% (3rd quarter of
2002)

* THIS ANNUAL RETURN DOES NOT INCLUDE SALES CHARGES. IF THE SALES CHARGES WERE INCLUDED, THE ANNUAL RETURN WOULD BE LOWER THAN THAT SHOWN. WITHOUT THE DISTRIBUTION AND SERVICE (12b-1) FEE WAIVER AND OVERALL EXPENSE LIMITATIONS, THE ANNUAL RETURN WOULD HAVE BEEN LOWER, TOO. THE TOTAL RETURN OF THE FUND'S CLASS A SHARES FROM 1-1-03 TO 6-30-03 WAS 8.07%.

INTERNATIONAL VALUE FUND

ANNUAL RETURNS(1) (CLASS Z SHARES)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1993   37.56%
1994    3.62%
1995    9.04%
1996   17.44%
1997    6.52%
1998   11.14%
1999   32.46%
2000   -3.76%
2001  -18.51%
2002  -19.75%

BEST QUARTER: 16.23% (1st quarter of 1998) WORST QUARTER: -21.61% (3rd quarter of 2002)

1 THESE ANNUAL RETURNS DO NOT INCLUDE SALES CHARGES. IF SALES CHARGES WERE
  INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. THE TOTAL ANNUAL RETURN OF THE CLASS Z SHARES FROM 1-1-03 TO 6-30-03 WAS 6.22%

PERFORMANCE COMPARISONS OF THE FUNDS

    The following tables compare each Fund's average annual total returns, on a before-tax and after-tax basis as indicated, for the periods set forth below. Average annual total returns include the deduction of sales charges, are based on past results and are not an indication of future performance.

INTERNATIONAL EQUITY FUND

  AVERAGE ANNUAL RETURNS(1) (AS OF 12-31-02)

                                                          SINCE INCEPTION
                                            1 YR             (11-3-99)
  Class B shares                               -16.37%            -14.66%
  Class C shares                               -13.72%            -14.39%

  CLASS A SHARES

  Return Before Taxes                         -15.79%             -14.90%
  Return After Taxes on Distributions(2)      -15.79%             -14.90%
  Return After Taxes on Distributions
   and Sale of Portfolio Shares                -9.70%             -11.47%

  INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)

  MSCI EAFE Index(3)                          -15.94%             -13.18%
  Lipper Average(4)                           -16.67%             -11.90%

(1) THE FUND'S RETURNS ARE AFTER DEDUCTION OF SALES CHARGES AND EXPENSES. WITHOUT THE DISTRIBUTION AND SERVICE (12b-1) FEE WAIVER FOR CLASS A SHARES AND OVERALL EXPENSE LIMITATIONS, THE RETURNS WOULD HAVE BEEN LOWER.
(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS ARE SHOWN ONLY FOR CLASS A SHARES. AFTER-TAX RETURNS FOR OTHER CLASSES WILL VARY DUE TO DIFFERING SALES CHARGES AND EXPENSES. PAST PERFORMANCE, BEFORE AND AFTER TAXES, DOES NOT MEAN THAT THE FUND WILL ACHIEVE SIMILAR RESULTS IN THE FUTURE.
(3) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX IS A WEIGHTED, UNMANAGED INDEX OF PERFORMANCE THAT REFLECTS STOCK PRICE MOVEMENTS IN EUROPE, AUSTRALASIA AND THE FAR EAST. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGES OR OPERATING EXPENSES OR TAXES. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES AND OPERATING EXPENSES AND TAXES.
(4) THE LIPPER AVERAGE IS BASED ON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THE INTERNATIONAL FUNDS CATEGORY AND DOES NOT INCLUDE THE EFFECT OF ANY SALES CHARGES OR OPERATING EXPENSES OR TAXES. AGAIN, THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES AND OPERATING EXPENSES AND TAXES.

INTERNATIONAL VALUE FUND

  AVERAGE ANNUAL RETURNS(1) (AS OF 12-31-02)

RETURN BEFORE TAXES                       1 YR             5 YRS              SINCE INCEPTION
  Class A shares                              -23.93%          -2.75%           -.24% (since 9-23-96)
  Class B shares                              -24.51%          -2.68%           -.19% (since 9-23-96)
  Class C shares                              -22.10%          -2.68%           -.33% (since 9-23-96)

  CLASS Z SHARES

  Return Before Taxes                 -19.75%  -1.52%           6.22% (since 11-5-92)
  Return After Taxes on
   Distributions(2)                   -19.93%  -2.23%           5.40% (since 11-5-92)
  Return After Taxes on
   Distributions and Sales of
   Series Shares(2)                   -12.13%  -1.14%           5.03% (since 11-5-92)

  INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)

  MSCI EAFE Index(3)                 -15.94%  -2.63%
  Lipper Average(4)                  -16.67%  -2.89%

(1) THE FUND'S RETURNS ARE AFTER DEDUCTION OF SALES CHARGES AND EXPENSES. WITHOUT THE DISTRIBUTION AND SERVICE (12b-1) FEE WAIVER FOR CLASS A SHARES, THE RETURNS WOULD HAVE BEEN LOWER.
(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS ARE SHOWN ONLY FOR CLASS Z SHARES. AFTER-TAX RETURNS FOR OTHER CLASSES WILL VARY DUE TO DIFFERING SALES CHARGES AND EXPENSES. PAST PERFORMANCE, BEFORE AND AFTER TAXES, DOES NOT MEAN THAT THE FUND WILL ACHIEVE SIMILAR RESULTS IN THE FUTURE.
(3) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MCSI) EAFE-REGISTERED TRADEMARK-INDEX IS A WEIGHTED, UNMANAGED INDEX OF PERFORMANCE THAT REFLECTS STOCK PRICE MOVEMENTS IN EUROPE, AUSTRALASIA AND THE FAR EAST. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGES OR OPERATING EXPENSES OR TAXES. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES AND OPERATING EXPENSES AND TAXES. MSCI EAFE-REGISTERED TRADEMARK- INDEX RETURNS SINCE INCEPTION OF EACH CLASS ARE -1.80% FOR CLASS A, -1.80% FOR CLASS B, -1.80% FOR CLASS C AND 4.09% FOR CLASS Z SHARES.
(4) THE LIPPER AVERAGE IS BASED ON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THE INTERNATIONAL FUNDS CATEGORY AND DOES NOT INCLUDE THE EFFECT OF ANY SALES CHARGES OR OPERATING EXPENSES OR TAXES. AGAIN, THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES AND OPERATING EXPENSES AND TAXES. LIPPER RETURNS SINCE THE INCEPTION OF EACH CLASS ARE -.62% FOR CLASS A, -.62% FOR CLASS B, -.62% FOR CLASS C AND 4.95% FOR CLASS Z SHARES.
     SOURCE: LIPPER, INC.

                       INVESTMENT OBJECTIVES AND POLICIES

    If the transaction is approved, the shareholders of International Equity Fund will become shareholders of International Value Fund. The following information compares the investment objectives and policies of the Funds.

INVESTMENT OBJECTIVES

    International Equity Fund's investment objective is capital appreciation. International Value Fund's investment objective is long-term growth of capital through investments in equity securities of foreign issuers. The investment objective of each Fund is a fundamental policy. This means that the objective cannot be changed without the approval of shareholders of the relevant Fund. There can be no assurance that International Equity Fund or International Value Fund will achieve its objective. With the exception of fundamental policies, investment policies (other than specified investment restrictions) of the Funds can be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

    Both International Equity Fund and International Value Fund seek to achieve their investment objective through similar, but not identical investment strategies. International Equity Fund seeks to achieve its investment objective by normally investing at least 80% of its investable assets in stocks and securities convertible into stocks of companies in at least three different foreign countries. International Value Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 65% of its total assets in the common stock and preferred stock of foreign companies in at least three foreign countries, without limit as to the amount of Fund assets that may be invested in any single country. Neither Fund is required to, and neither Fund does, concentrate its investments in a specific geographic region of the world. As of June 30, 2003 approximately 99% of International Equity Fund's net assets were invested in stocks of foreign companies and approximately 99% of International Value Fund's net assets were invested in stocks of foreign companies.

    Historically, International Equity Fund has experienced a much higher portfolio turnover rate than International Value Fund. The higher portfolio turnover of International Equity Fund (75% for the Fund's most recent fiscal year) as compared to International Value Fund's turnover (35% over the Fund's most recent fiscal year) can result in higher brokerage commissions and other transaction costs and can affect performance. This can also result in a greater amount of distributions that may be taxable as ordinary income rather than as long-term capital gains.

    In determining which securities to buy, the subadviser of each Fund (Lazard for International Equity Fund, and BIAM for International Value Fund) follow a value type of strategy. This means that each adviser looks for companies that it believes are undervalued, given the issuer's financial and business outlook. When the subadviser believes that the security is no longer undervalued, or that it cannot maintain its current price, it may sell the security.

    International Equity Fund and International Value Fund each invest primarily in common stock and also invest in other equity-related securities, which include preferred stock or securities that may be converted to or exchanged for common stock, such as convertible securities, like rights and warrants. Each Fund may also invest in American Depositary Receipts (ADRs), which are certificates -- usually issued by a U.S. bank or trust company -- that represent an equity investment in a foreign company or some other foreign issuer. ADRs are valued in U.S. dollars. Each of the Funds may invest all of its assets in securities of foreign issuers, and each Fund intends to continue investing primarily in the securities of foreign issuers. Investments in foreign securities present specific risks, including the exposure to economies and political systems that may not be as stable as those in the U.S. Each Fund is also subject to also currency risk -- the risk that changing values of foreign currencies could adversely impact the Funds' returns. In addition, each Fund may also invest in emerging market securities. Investing in emerging market securities involves exposure to economies that are less diverse and mature, and political and legal systems which are less stable, than those of developed markets. Emerging market securities have historically been, and may continue to be, subject to greater volatility and share price declines than securities issued by U.S. corporations or companies in other markets that are considered developed.

    Each of the Funds may invest in various derivatives strategies in order to try to improve returns. These derivative instruments include futures, options, foreign currency forward contracts and swaps. Derivatives involve costs and can be volatile.

    Each Fund may also invest in debt or fixed income obligations. These obligations can produce income for each Fund. International Equity Fund may invest in debt obligations issued by U.S. and foreign companies that are rated at least A by Moody's Investors Service, Inc. (Moody's) or by Standard & Poor's Ratings Services (S&P) or the equivalent by another major rating service (NRSRO). International Value Fund may invest in "investment-grade" commercial paper and bonds. Bonds are "investment grade" if they have received one of the four highest quality ratings determined by Moody's, S&P, or another NRSRO. Obligations rated in the fourth category by an NRSRO may have speculative characteristics and are subject to a greater risk of loss of principal and interest. In addition, International Value Fund may invest in obligations that are not rated, but which International Value Fund's investment adviser believes to be of comparable quality to investment grade bonds, and International Value Fund may also invest up to 5% of its assets in lower-rated instruments that are more speculative in nature, including high-yield or "junk" bonds.

    Each Fund may also invest in money market instruments. Money market instruments include the commercial paper and short-term obligations of U.S. and foreign corporations, banks and governments and their agencies. In response to adverse market, economic or political conditions, each Fund may temporarily invest up to 100% of its assets in money market instruments. Investing heavily in these securities limits a Fund's ability to achieve its investment objective, but can help to preserve a Fund's assets when the markets are unstable.

                   COMPARISON OF OTHER POLICIES OF THE FUNDS

DIVERSIFICATION

    Each of the Funds is a diversified fund. This means that, with respect to 75% of the value of each Fund's total assets, such Fund invests in cash, cash items, obligations of the U.S. Government, its agencies or instrumentalities, securities of other investment companies and "other securities." The "other securities" are subject to the requirement that not more than 5% of total assets of a Fund will be invested in the securities of a single issuer and that a Fund will not hold more than 10% of any single issuer's outstanding voting securities.

    The Funds may not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the Investment Company Act of 1940, and the rules and regulations promulgated thereunder, as each may be amended from time to time, except to the extent that the Fund may be permitted to do so by exemptive order, Commission release, no-action letter or similar relief or interpretations (collectively, the "1940 Act Laws, Interpretations and Exemptions").

BORROWING, ISSUING SENIOR SECURITIES AND PLEDGING ASSETS

    Neither Fund may issue senior securities, borrow money or pledge assets except as permitted under the 1940 Act Laws, Interpretations and Exemptions (which generally permits borrowing from banks in amounts not exceeding one third of the value of a fund's total assets). For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions or forward currency exchange contracts, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing, and obligations of the Fund to Trustees/Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

LENDING

    Both Funds may lend assets to brokers, dealers and financial institutions. Both Funds may make loans, including through loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, as permitted by the 1940 Act Laws, Interpretations and Exemptions (which generally limits loans of portfolio securities to one third of the value of a fund's total assets). For purposes of this limitation and consistent with the Fund's investment objective, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan.

ILLIQUID SECURITIES

    Both Funds may invest in illiquid securities, including securities with legal or contractual restrictions on transfer, those without a readily available market and repurchase agreements with maturities longer than seven days. Each Fund may hold up to 15% of its net assets in illiquid securities.

TEMPORARY DEFENSIVE INVESTMENTS


    Although PI and each subadviser normally invest assets according to both Fund's investment strategy, there are times when a Fund may temporarily invest up to 100% of its assets in money market instruments in response to adverse market, economic or political conditions. A Fund could fail to achieve its investment objective in the event that a Fund invests a significant portion of its assets in money market instruments.


    For more information about the risks and restrictions associated with these policies, see each Fund's Prospectus, and for a more detailed discussion of the Funds' investments, see their Statements of Additional Information, all of which are incorporated into this Proxy Statement by reference.

DERIVATIVE STRATEGIES

    Both Funds may use derivative strategies to try to improve the Fund's returns or hedging techniques to try to protect its assets. Derivatives, such as futures, options, foreign currency forward contracts, options on futures and swaps, involve costs and can be volatile. With derivatives, the subadviser is trying to predict whether the underlying investment -- a security, market index, currency, interest rate or some other asset, rate or index -- will go up or down at some future date. Each Fund may use derivatives to try to reduce risk or to increase return, taking into account the Fund's overall investment objective. Neither Fund can guarantee these derivative strategies will work, that the instruments necessary to implement these strategies will be available or that the Funds will not lose money.

INVESTMENT RESTRICTIONS

    The Funds have substantially similar fundamental investment restrictions.

                      COMPARISON OF PRINCIPAL RISK FACTORS

    Both Funds are subject to the risks normally associated with funds that invest in equity-related securities, including securities of foreign issuers. As described above, each Fund has similar investment objectives, policies and permissible investments.

    Each Fund normally invests primarily in the common stock of foreign companies. As of June 30, 2003, International Equity Fund invested approximately 96% of its total assets in common stock. As of June 30,

2003, International Value Fund invested approximately 99% of its total assets in common stock. Investments in common stock expose each Fund to the following risks:

    - Individual stocks could lose value;

    - The equity markets could go down, resulting in a decline in value of the Funds' investments;

    - Companies that normally pay dividends may not do so if they do not have profits or adequate cash flow; and

    - Changes in economic or political conditions, both domestic and international, may result in a decline in value of the Funds' investments.

    The Funds may invest in companies of any size. Smaller companies, in particular, are subject to the following risks:

    - Smaller companies are more likely to reinvest earnings and not pay dividends;

    - Changes in interest rates may affect the securities of smaller companies more than the securities of larger companies; and

    - Securities of smaller companies may be less liquid than the securities of larger companies.

    In addition, because the Funds may invest all of their assets in foreign securities, and presently do invest substantially all of their assets in foreign securities, the Funds are also subject to the following risks:

    - Foreign markets, economies and political systems, particularly those in developing countries, may not be as stable as those in the U.S.;

    - Currency risk -- the risk that changing values of foreign currencies can cause losses;

    - Foreign securities may be less liquid than U.S. stocks and bonds;

    - Differences in foreign laws, accounting standards and public information and custody and settlement practices may result in less reliable information on foreign investments and involve more risk; and

    - Investments in emerging markets securities are subject to greater volatility and price declines.

    Both Funds may use investment strategies -- such as derivatives -- that involve risk. The Funds use these risk management techniques to try to preserve assets or enhance return. Derivatives may not fully offset their underlying positions and this could result in losses to the Funds that would not otherwise have occurred.

    Both Fund may invest in illiquid securities. Illiquid securities may be difficult to value precisely or may be difficult to sell at the time or price desired.

    Both Funds may also invest in fixed-income obligations, which are subject to credit risk, market risk and interest rate risk.

    International Value Fund may also occasionally invest up to 5% of its assets in lower-rated instruments that are more speculative, including high-yield or "junk" bonds, whose values are more likely to react to developments affecting market or credit risk than higher-rated debt obligations, which react primarily to movements in the general level of interest rates. In particular, "junk" bond investments may increase or decrease in value due to an issuer's financial condition.

    Like any mutual fund, an investment in either International Equity Fund or International Value Fund could lose value. For a more complete discussion of the risks associated with any of these Funds, please refer to the "Risk/Return Summary" or the section entitled "Investment Risks" in each Fund's Prospectus.

                     OPERATIONS OF INTERNATIONAL VALUE FUND
                           FOLLOWING THE TRANSACTION

    Neither PI nor BIAM expects International Value Fund to revise its investment policies as a result of the transaction. Neither PI nor BIAM anticipate any significant changes to International Value Fund's management or general investment approach. The agents that provide International Value Fund with services, such as its Custodian and Transfer Agent, which also provide these services to International Equity Fund, are not expected to change.

    All of the current investments of International Equity Fund are permissible investments for International Value Fund. Nevertheless, PI may sell securities held by International Equity Fund or BIAM may sell securities held by International Value Fund between shareholder approval and the Effective Time of the transaction as may be necessary or desirable in the ongoing management of each Fund and the adjustment of each Fund's portfolio in anticipation of the merger. Transaction costs associated with such adjustments will be borne by the Fund that incurred them. Transaction costs associated with such adjustments that occur after the Effective Time will be borne by International Value Fund.

              PURCHASES, REDEMPTIONS, EXCHANGES AND DISTRIBUTIONS

PURCHASING SHARES

    The price to buy one share of a class of each Fund is that class's net asset value, or NAV, plus, in the case of Class A and Class C shares, a front-end sales charge. Each Fund offers Class A, Class B, and Class C shares. The International Value Fund also offers Class Z shares. Each Fund imposes the same sales charge on Class A shares (5% of the Class A shares' offering price for purchases under $1 million). The sales charges imposed by Class B and Class C shares of International Value Fund are also identical to those charged by International Equity Fund. In the case of Class B shares, only a contingent deferred sales charge (CDSC) is charged (5% for Class B Shares decreasing annually) while Class C shares are sold with a 1% front-end load (subject to the certain exceptions) and a 1% CDSC (for shares redeemed within 18 months of purchase). In addition, if you purchase $1 million or more of Class A shares through certain broker-dealers that are not affiliated with Prudential, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. Class Z shares of International Value Fund are sold without a front-end sales charge or CDSC, but are offered exclusively for sale to a limited group of investors. If the transaction is approved, you will receive the same class of shares in International Value Fund as you own in International Equity Fund, as applicable, without the imposition of sales charges.

    The Class A (in certain circumstances), Class B or Class C shares you will receive in the transaction are subject to the identical CDSC as is applicable to your International Equity Fund investment. In other words, the CDSC will be calculated from the first day of the month after your purchase of shares of International Equity Fund, exclusive of any time during which you may have been invested in a money market fund. Similarly, the purchase of Class B shares of International Equity Fund will be used for calculating the time period for the automatic conversion of any Class B shares you receive in the transaction to Class A shares.

    Shares in the Funds are purchased at the next NAV calculated after your investment is received and accepted, plus any applicable sales charge. Each Fund's NAV is normally calculated once each business day as of the close of regular trading on the New York Stock Exchange (usually, 4:00 p.m., New York time). Refer to each Fund's Prospectus for more information regarding how to buy shares.

REDEEMING SHARES

    Your shares will be sold at the next NAV determined after your order to sell is received, less any applicable CDSC imposed on Class A (in certain circumstances), Class B and Class C shares. Refer to each Fund's Prospectus for more information regarding how to sell shares. If shareholders of World Fund approve the proposed charter amendments, World Fund's Board will be entitled to subtract a redemption or other fee as well.

MINIMUM INVESTMENT REQUIREMENTS

    For each Fund, the minimum initial investment amount is $1,000 for Class A shares and Class B shares, and $2,500 for Class C shares.

PURCHASES AND REDEMPTIONS OF INTERNATIONAL EQUITY FUND

    At the close of business on July 31, 2003, International Equity Fund closed to new accounts pending the transaction with International Value Fund. Shareholders of International Equity Fund may redeem shares through the Effective Time of the transaction. If the transaction is approved, the purchase and redemption policies will be the same as the applicable policies of International Value Fund.

EXCHANGES OF FUND SHARES

    The exchange privilege currently offered by International Value Fund is the same as for International Equity Fund and is not expected to change after the transaction. Shareholders of the Funds may exchange their shares for shares of the same class of any other JennisonDryden or Strategic Partners Mutual Funds. If you hold Class B or Class C shares and wish to exchange into a money market fund, you must exchange into Special Money Market Fund, Inc. During the time you are invested in Special Money Market Fund, Inc., the period of time during which your CDSC is calculated is frozen. Refer to each Fund's Prospectus for restrictions governing exchanges.

DIVIDENDS AND OTHER DISTRIBUTIONS

    Both Funds distribute substantially all of their net investment income and net capital gains to shareholders each year. Both Funds declare dividends, if any, annually. At or before the Effective Time, International Equity Fund shall declare additional dividends or other distributions in order to distribute substantially all of its investment income and realized capital gains for its taxable year ending upon completion of the transaction.

                            THE PROPOSED TRANSACTION

AGREEMENT AND PLAN OF REORGANIZATION

    The Agreement describes the terms and conditions under which the proposed transaction may be completed. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, the form of which is attached as Attachment A to this Proxy Statement.

    The Agreement contemplates that International Equity Fund will transfer all of its assets to, and all of its liabilities will be assumed by, International Value Fund at the Effective Time and International Value Fund will be the surviving Fund. Each whole and fractional Class A share of International Equity Fund will be exchanged for whole and fractional Class A shares of equal net asset value of International Value Fund. Each whole and fractional Class B share of International Equity Fund will be exchanged for whole and fractional Class B shares of equal net asset value of International Value Fund. Each whole and fractional Class C share of International Equity Fund will be exchanged for whole and fractional Class C shares of equal net asset value of International Value Fund. If requested, International Value Fund will issue certificates representing its shares, but only upon surrender of certificates for shares of International Equity Fund.

    Immediately after the closing of the transaction, each former International Equity Fund shareholder will own shares of International Value Fund equal to the aggregate net asset value of that shareholder's shares of International Equity Fund immediately prior to the closing of the transaction. The net asset value per share of International Value Fund will not be affected by the transaction. Thus, the transaction will not result in a dilution of the pecuniary interests of shareholders of either Fund. However, the transaction will reduce the percentage ownership of each Fund's shareholders below such shareholder's current percentage of ownership in either International Value Fund or International Equity Fund.

    All assets, rights, privileges, powers and franchises of International Equity Fund, and all debts due on whatever account to it, shall be taken and deemed to be transferred to and vested in International Value Fund without further act or deed, and all such assets, rights, privileges, powers and franchises, and all and every other interest of International Equity Fund, shall be thereafter effectively the property of International Value Fund as they were of International Equity Fund. International Value Fund generally will be responsible for all of the liabilities and obligations of International Equity Fund. The value of the assets and liabilities of International Equity Fund will be determined at the Effective Time, using the valuation procedures set forth in the Prospectus and Statement of Additional Information for International Equity Fund. The net asset value of a share of International Value Fund will be determined as of the same time using the valuation procedures set forth in its Prospectus and Statement of Additional Information and in the charter of World Fund.

    Any transfer taxes payable upon issuance of shares of International Value Fund in a name other than that of the registered holder of the shares on the books of International Equity Fund, as of that time, will be payable by the person to whom such shares are to be issued as a condition of such transfer.

    The completion of the transaction is subject to a number of conditions set forth in the Agreement, some of which may be waived by either party to the Agreement. In addition, the Agreement may be amended in any mutually agreeable manner, except that no amendment that may have a materially adverse effect on the shareholders' interests may be made subsequent to the Meeting.


REASONS FOR THE TRANSACTION



    The Board of Trustees (the Board) of Strategic Partners Style Specific Funds has determined that the transaction is in the best interests of the shareholders of International Equity Fund and that the transaction will not result in a dilution of the pecuniary interests of shareholders of International Equity Fund.



    In considering the transaction, the Board considered a number of factors that it believes benefits the shareholders of International Equity Fund. The Board considered that, following the transaction, the shareholders of International Equity Fund will remain invested in a mutual fund which has the same, or similar investment objective, policies and restrictions, and similar investment techniques, including that both Funds are focused on securities of foreign issuers. In considering the relative past and current growth in assets of the Funds and future prospects for International Value Fund, the Board considered that the assets of International Equity Fund have declined significantly over the past several years due to the negative performance of the Fund and the fact that, because International Value Fund is a much larger fund it has built an investment portfolio that has greater flexibility to implement its primary investment objective of long-term growth of capital through investment in equity securities of foreign issuers. The Board also considered the relative expense ratios of the Funds, including that each share class of International Equity Fund has higher net and gross annual operating expenses than the corresponding share class of International Value Fund and that, although the management fee rate is higher for International Value Fund, the proposed transaction will result in what are expected to be overall lower gross expenses. The Board also considered that, because International Value Fund is a much larger fund than International Equity Fund, it will provide a larger asset base over which fixed expenses can be spread, resulting in anticipated lower expenses, thus putting International Value Fund in a position to be better able to attract investors and build an investment portfolio that can effectively pursue its objective at a reasonable cost to shareholders. The Board considered that the exchange of shares pursuant to the transaction will not result in taxable gain or loss for U.S. federal income tax purposes for its shareholders. The Board also considered the fact that the Funds have similar policies with respect to purchases, redemptions, exchanges and distributions.



    The Board of Directors of World Fund has also determined that the transaction is in the best interests of shareholders of International Value Fund and that the transaction will not result in a dilution of the pecuniary interests of shareholders of International Value Fund.

    PI recommended the transaction to the Board of each Fund at meetings held on July 25, 2003. In recommending the transaction, PI advised the Boards that the Funds have similar investment objectives, policies and investment portfolios.



    The Board of Style Specific Funds considered that if the transaction is approved, although the management fee paid by International Value Fund is higher than the management fee paid by International Equity Fund, shareholders of International Equity Fund, regardless of the class of shares they own, should realize a reduction in both the net annual operating expenses and gross annual operating expenses (that is, without any waivers or reimbursements) paid on their investment. Although the Distributor of International Equity Fund and International Value Fund has contractually agreed to waive a portion of the distribution and service (Rule 12b-1) fee for Class A shares for their respective current fiscal years, THERE CAN BE NO ASSURANCE THAT THE WAIVER WILL CONTINUE THEREAFTER OR, IF CONTINUED, THAT THE AMOUNT OF SUCH WAIVER WOULD NOT BE REDUCED. Further, International Value Fund is not subject to the same expense limitation currently applicable to International Equity Fund.


DESCRIPTION OF THE SECURITIES TO BE ISSUED

    World Fund, of which International Value Fund is a series, was incorporated in Maryland on February 28, 1984. It is registered with the Commission as an open-end management investment company. World Fund is authorized to issue up to
1.5 billion of shares of common stock, $.01 par value per share, equally divided into three series, including International Value Fund (500 million authorized shares). The authorized shares of International Value Fund are further divided into four classes of shares, designated as Class A, Class B, Class C and Class Z common stock (Class Z shares will not be issued in connection with the transaction). Each class of common stock represents an interest in the same assets of International Value Fund and is identical in all respects except that:

    - each class is subject to different sales charges and distribution and/or service (12b-1) fees, except for Class Z shares, which are not subject to any sales charges or distribution and/or service fees;

    - each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of that class differ from the interests of any other class;

    - each class has a different exchange privilege;

    - only Class B shares have a conversion feature whereby Class B shares automatically convert to Class A shares, and

    - Class Z shares are offered exclusively for sale to a limited group of investors.

    Shares of International Value Fund, when issued and paid for are fully paid and nonassessable. Except for the conversion feature applicable to Class B shares, there are no conversion, preemptive or other subscription rights. The voting and dividend rights, the right of redemption and the privilege of exchange are described in International Value Fund's Prospectus.

    World Fund does not intend to hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Directors unless less than a majority of the Directors holding office have been elected by shareholders, at which time the Directors then in office will call a shareholder meeting for the election of Directors. Shareholders of record of two-thirds of the outstanding shares of World Fund entitled to vote in the election of Directors may remove a Director by votes cast in person or by proxy at a meeting called for that purpose. The Directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Director, or to transact any other business, when requested in writing to do so by the shareholders of record holding at least a majority of shares entitled to vote at the meeting.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

    The transaction is intended to qualify for U.S. federal income tax purposes as a reorganization under the Code. It is a condition to each Fund's obligation to complete the transaction that the Funds will have received an opinion from Shearman & Sterling LLP, counsel to the International Equity Fund, based upon representations made by International Equity Fund and International Value Fund, and upon certain assumptions, substantially to the effect that:

    1. The acquisition by International Value Fund of the assets of International Equity Fund in exchange solely for voting shares of International Value Fund and the assumption by International Value Fund of the liabilities of International Equity Fund, if any, followed by the distribution of the International Value Fund shares acquired by International Equity Fund pro rata to its shareholders, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and International Equity Fund and International Value Fund each will be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

    2. The shareholders of International Equity Fund will not recognize gain or loss upon the exchange of all of their shares of International Equity Fund solely for shares of International Value Fund, as described above and in the Agreement;

    3. No gain or loss will be recognized by International Equity Fund upon the transfer of its assets to International Value Fund in exchange solely for Class A, Class B, and Class C shares of International Value Fund and the assumption by International Value Fund of the liabilities of International Equity Fund, if any. In addition, no gain or loss will be recognized by International Equity Fund on the distribution of such shares to the shareholders of International Equity Fund;

    4. No gain or loss will be recognized by International Value Fund upon the acquisition of the assets of International Equity Fund in exchange solely for shares of International Value Fund and the assumption of the liabilities of International Equity Fund, if any;

    5. International Value Fund's tax basis for the assets acquired from International Equity Fund will be the same as the tax basis of these assets when held by International Equity Fund immediately before the transfer, and the holding period of such assets acquired by International Value Fund will include the holding period of these assets when held by International Equity Fund;

    6. International Equity Fund's shareholders' tax basis for the shares of International Value Fund to be received by them pursuant to the reorganization will be the same as their tax basis in International Equity Fund shares exchanged therefor; and

    7. The holding period of International Value Fund shares to be received by the shareholders of International Equity Fund will include the holding period of their International Equity Fund shares exchanged provided such International Equity Fund shares were held as capital assets on the date of the exchange.

    An opinion of counsel does not have the effect of a private letter ruling from the Internal Revenue Service (the "IRS") and is not binding on the IRS or any court. If the transaction is consummated but fails to qualify as a "reorganization" within the meaning of section 368 of the Code, the transaction would be treated as a taxable sale of assets by the International Equity Fund to the International Value Fund followed by a taxable liquidation of the International Equity Fund, and the shareholders of the International Equity Fund would recognize a taxable gain or tax loss equal to the difference between their adjusted tax basis in the shares of the International Equity Fund and the fair market value of the shares of the International Value Fund received in exchange therefor.

    The shareholders of the International Equity Fund that receive the shares of the International Value Fund pursuant to the transaction may incur taxable gain attributable to unrealized gains of the International Value Fund in the year that the International Value Fund realizes and distributes such gains. This will be true notwithstanding that the value of the shares of the International Value Fund received by such shareholders pursuant to the transaction reflected the appreciation in value attributable to such unrealized gains at the time of the transaction.

    To the extent that the International Equity Fund has loss carryforwards at the time of the transaction, the shareholders of the International Equity Fund may not be able to benefit from such loss carryforwards after the transaction.

    Shareholders of International Equity Fund should consult their tax advisers regarding the tax consequences to them of the transaction in light of their individual circumstances. In addition, because the foregoing discussion relates only to the U.S. federal income tax consequences of the transaction, shareholders also should consult their tax advisers as to state, local and foreign tax consequences to them, if any, of the transaction.

CONCLUSION

    The Agreement was approved by the Board of Trustees of Style Specific Funds on behalf of International Equity Fund and was also approved by the Board of Directors of World Fund, on behalf of International Value Fund, at meetings held on July 25, 2003. The Board of each Fund determined that the transaction is in the best interests of shareholders of its respective Fund and that the interests of existing shareholders of International Equity Fund and International Value Fund, as the case may be, would not be diluted as a result of the transaction. If the shareholders of International Equity Fund do not approve the transaction, or if the transaction is not completed, International Equity Fund will continue to engage in business as a registered investment company and the Board of Trustees of Style Specific Funds will consider other proposals for International Equity Fund, including proposals for the reorganization or liquidation of the Fund.

             ADDITIONAL INFORMATION ABOUT INTERNATIONAL VALUE FUND

    International Value Fund's Prospectus dated December 30, 2002, as supplemented to date, is enclosed with this Proxy Statement and is incorporated into this Proxy Statement by reference. The Prospectus contains additional information about International Value Fund, including its investment objective and policies, manager, investment adviser, advisory fees and expenses, organization and procedures for purchasing and redeeming shares. The Prospectus also contains International Value Fund's financial highlights for the fiscal period ended October 31, 2002, which are incorporated into this Proxy Statement by reference. The audited financial statements of International Value Fund are included in the Fund's Annual Report dated October 31, 2002, which is also enclosed with this Proxy Statement. The unaudited financial highlights of International Value Fund for the six-month period ended April 30, 2003 are incorporated by reference to the International Value Fund's Semi-Annual Report dated April 30, 2003. The Semi-Annual Report also includes the unaudited financial statements of International Value Fund and is also enclosed with this Proxy Statement.

                                 MISCELLANEOUS

LEGAL MATTERS

    The validity of shares of International Value Fund to be issued pursuant to the Agreement will be passed upon by Piper Rudnick LLP, Maryland counsel to Prudential World Fund, Inc.


INDEPENDENT AUDITORS



    The audited financial statements of International Equity Fund and International Value Fund, incorporated by reference into the Statement of Additional Information, have been audited by PricewaterhouseCoopers LLP, independent auditors, whose reports thereon are included in the Annual Reports to Shareholders for International Equity Fund's fiscal year ended July 31, 2003 and International Value Fund's fiscal year ended October 31, 2002. The financial statements audited by PricewaterhouseCoopers LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.


AVAILABLE INFORMATION

    International Equity Fund and International Value Fund are each subject to the Investment Company Act of 1940, as amended (the 1940 Act), and in accordance with these laws, they each file reports, proxy material and other information with the Commission. Such reports, proxy and information statements, proxy material and other information can be inspected and copied at the Public Reference Room in

Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

    Please advise International Equity Fund, care of Prudential Investment Management Services LLC, Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

                             SHAREHOLDER PROPOSALS

    Style Specific Funds is not required to hold regular annual meetings and, in order to minimize costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulatory policy or if otherwise deemed advisable by its Board. Therefore, it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting. If the proposal is approved at the Meeting, there will likely not be any future shareholder meetings of International Equity Fund.

    The by-laws of World Fund provide that the Fund will not be required to hold annual meetings of shareholders if the election of Directors is not required under the 1940 Act. It is the present intention of the Board of Directors of World Fund not to hold annual meetings of shareholders unless required to do so by the 1940 Act.

                                 OTHER BUSINESS

    Management of International Equity Fund knows of no business to be presented at the Meeting other than the proposal described in this Proxy Statement. However, if any other matter requiring a shareholder vote should be properly brought before the meeting, the proxies will vote according to their best judgment in the interest of International Equity Fund, taking into account all relevant circumstances.

                                          By order of the Board of Trustees of
                                          Style Specific Funds

                                          /s/ Lori E. Bostrom

                                          LORI E. BOSTROM

                                          SECRETARY


November 5, 2003


        IT IS IMPORTANT THAT YOU EXECUTE AND RETURN YOUR PROXY PROMPTLY.

                                                                    ATTACHMENT A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

    Agreement and Plan of Reorganization (Agreement) made as of the [  ] day of
       , 2003 by and between Strategic Partners Style Specific Funds (Style Specific Funds), on behalf of its series, Strategic Partners International Equity Fund (International Equity Fund), and Prudential World Fund, Inc. (World
Fund), on behalf of its series, Strategic Partners International Value Fund (International Value Fund) (International Equity Fund and International Value Fund, collectively, the Funds and each individually, a Fund). Style Specific Funds is a statutory trust formed under the laws of the State of Delaware. World Fund is a corporation organized under the laws of the State of Maryland. International Equity Fund and International Value Fund each maintains its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. Shares of International Equity Fund are divided into three classes, designated Class A, Class B and Class C. Shares of International Value Fund are divided into four classes, designated as Class A, Class B, Class C and Class Z.


    This Agreement is intended to be, and is adopted as, a plan of reorganization pursuant to Section 368 of the Internal Revenue Code of 1986, as amended (Internal Revenue Code) and the regulations thereunder. Upon receipt of such representations from each of the Funds as Shearman & Sterling LLP may require, Shearman & Sterling LLP will deliver the opinion referenced in paragraph 8.5 herein. The reorganization will comprise the transfer of all of the assets of International Equity Fund, in exchange solely for shares of common stock of International Value Fund, and International Value Fund's assumption of International Equity Fund's liabilities, if any, and the constructive distribution, after the Closing Date hereinafter referred to, of such shares of International Value Fund to the shareholders of International Equity Fund, in termination of International Equity Fund as provided herein, all upon the terms and conditions as hereinafter set forth.


    In consideration of the premises and of the covenants and agreements set forth herein, the parties covenant and agree as follows:

    1. TRANSFER OF ASSETS OF INTERNATIONAL EQUITY FUND IN EXCHANGE FOR SHARES OF INTERNATIONAL VALUE FUND AND ASSUMPTION OF LIABILITIES, IF ANY, AND TERMINATION OF INTERNATIONAL EQUITY FUND.

    1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Style Specific Funds, on behalf of its International Equity Fund, agrees to sell, assign, transfer and deliver International Equity Fund's assets, as set forth in paragraph 1.2, to World Fund, on behalf of its International Value Fund, and World Fund, on behalf of its International Value Fund, agrees (a) to issue and deliver to Style Specific Funds, on behalf of its International Equity Fund, in exchange therefor the number of shares of International Value Fund determined by dividing the net asset value of International Equity Fund allocable to Class A, Class B and
Class C shares of common stock (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value allocable to a Class A, Class B and Class C shares, respectively, of International Value Fund (rounded to the third decimal place) (computed in the manner and as of the time and date set forth in paragraph 2.2); and (b) to assume all of International Equity Fund's liabilities, if any, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3 (Closing).

    1.2 The assets of International Equity Fund to be acquired by World Fund, on behalf of its International Value Fund, shall include without limitation all cash, cash equivalents, securities, receivables (including interest and dividends receivable) and other property of any kind owned by International Equity Fund and any deferred or prepaid expenses shown as assets on the books of International Equity Fund on the closing date provided in paragraph 3 (Closing
Date). World Fund, on behalf of its International Value Fund, has no plan or intent to sell or otherwise dispose of any assets of International Equity Fund, other than in the ordinary course of business.

    1.3 Except as otherwise provided herein, World Fund, on behalf of its International Value Fund, will assume from International Equity Fund all debts, liabilities, obligations and duties of International Equity Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not determinable as of the Closing Date and whether or not specifically referred to in this Agreement; provided, however, that Style Specific Funds, on behalf of its International Equity Fund, agrees to utilize its best efforts to discharge all of its known debts, liabilities, obligations and duties prior to the Closing Date.

    1.4 On or immediately prior to the Closing Date, Style Specific Funds, on behalf of its International Equity Fund, will declare and pay to International Equity Fund's shareholders of record dividends and/or other distributions so that it will have distributed substantially all (and in any event not less than ninety-eight percent) of its investment company taxable income (computed without regard to any deduction for dividends paid), and realized net capital gains, if any, for all taxable years through the Closing Date so as to retain its qualification as a regulated investment company pursuant to Section 851 of the Internal Revenue Code.

    1.5 On the Closing Date, or as soon thereafter as is conveniently practicable, Style Specific Funds, on behalf of its International Equity Fund, will distribute PRO RATA to International Equity Fund's Class A, Class B and Class C shareholders of record, determined as of the close of business on the Closing Date, the Class A, Class B, and Class C shares of International Value Fund received by Style Specific Funds, on behalf of its International Equity Fund, pursuant to paragraph 1.1 in exchange for their interest in International Equity Fund. Such distribution will be accomplished by opening accounts on the books of International Value Fund in the names of International Equity Fund shareholders and transferring thereto the shares credited to the account of Style Specific Funds, on behalf of its International Equity Fund, on the books of International Value Fund. Each account opened shall be credited with the respective PRO RATA number of International Value Fund Class A, Class B and Class C shares due International Equity Fund's Class A, Class B and Class C shareholders, respectively. Fractional shares of International Value Fund shall be rounded to the third decimal place. All issued and outstanding shares of International Equity Fund will simultaneously be cancelled on the books of International Equity Fund. As soon as practicable after the consummation of the reorganization, International Equity Fund will be dissolved and terminated as a series of Style Specific Funds, but in any event no later than twelve months following the Closing Date (the Termination Date).

    1.6 World Fund, on behalf of its International Value Fund, shall not issue certificates representing its shares in connection with such exchange. With respect to any International Equity Fund shareholder holding International Equity Fund share certificates as of the Closing Date, until World Fund, on behalf of its International Value Fund, is notified by International Equity Fund's transfer agent that such shareholder has surrendered his or her outstanding International Equity Fund share certificates or, in the event of lost, stolen or destroyed share certificates, posted adequate bond or submitted a lost certificate form, as the case may be, World Fund, on behalf of its International Value Fund, will not permit such shareholder to (1) receive dividends or other distributions on International Value Fund shares in cash (although such dividends and distributions shall be credited to the account of such shareholder established on International Value Fund's books pursuant to paragraph 1.5, as provided in the next sentence), (2) exchange International Value Fund shares credited to such shareholder's account for shares of other Prudential Mutual Funds to the extent such an exchange would be otherwise permitted, or (3) pledge or redeem such shares. In the event that a shareholder is not permitted to receive dividends or other distributions on International Value Fund shares in cash as provided in the preceding sentence, World Fund, on behalf of its International Value Fund, shall pay such dividends or other distributions in additional International Value Fund shares, notwithstanding any election such shareholder shall have made previously with respect to the payment of dividends or other distributions on shares of International Equity Fund. Style Specific Funds, on behalf of its International Equity Fund, will, at its expense, request its shareholders to surrender their outstanding International Equity Fund share certificates, post adequate bond or submit a lost certificate form, as the case may be.

    1.7 Ownership of International Value Fund shares will be shown on the books of World Fund's transfer agent. Shares of International Value Fund will be issued in the manner described in World Fund's Articles of Incorporation and any amendments thereto (the Charter) and International Value Fund's then-current prospectus and statement of additional information.

    1.8 Any transfer taxes payable upon issuance of shares of International Value Fund in a name other than the registered holder of the shares being exchanged on the books of International Equity Fund as of that time shall be paid by the person to whom such shares are to be issued as a condition to the registration of such transfer.

    1.9 Any reporting responsibility with the Securities and Exchange Commission (SEC or the Commission) or any state securities commission of Style Specific Funds, on behalf of its International Equity Fund, is, and shall remain, the responsibility of Style Specific Funds, on behalf of its International Equity Fund, up to and including the Termination Date.

    1.10 All books and records of International Equity Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (Investment Company Act), and the rules and regulations thereunder, shall be available to World Fund, on behalf of its International Value Fund, from and after the Closing Date and shall be turned over to World Fund, on behalf of its International Value Fund, on or prior to the Termination Date.

    2.  VALUATION

    2.1 The value of International Equity Fund's assets and liabilities to be acquired and assumed, respectively, by World Fund, on behalf of its International Value Fund, shall be the net asset value computed as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., New York time), on the Closing Date (such time and date being hereinafter called the Valuation Time), using the valuation procedures set forth in Style Specific Funds' then-current Agreement and Declaration of Trust (Declaration of Trust), prospectus and statement of additional information.

    2.2 The net asset value of Class A, Class B and Class C shares of International Value Fund shall be the net asset value for Class A, Class B and Class C shares computed as of the Valuation Time, using the valuation procedures set forth in International Value Fund's then-current prospectus and statement of additional information, and the World Fund's then-current Charter.

    2.3 The number of International Value Fund shares to be issued (including fractional shares, if any) in exchange for International Equity Fund's net assets shall be calculated as set forth in paragraph 1.1.

    2.4 All computations of net asset value shall be made by or under the direction of Prudential Investments LLC (PI) in accordance with its regular practice as manager of the Funds and pursuant to the applicable Charter or Declaration of Trust.

    3.  CLOSING AND CLOSING DATE

    3.1  The Closing Date shall be        , 2003 or such later date as the
parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be at the office of World Fund or at such other place as the parties may agree.

    3.2 State Street Bank and Trust Company (State Street), as custodian for International Equity Fund, shall deliver to World Fund, on behalf of its International Value Fund, at the Closing a certificate of an authorized officer of State Street stating that (a) International Equity Fund's portfolio securities, cash and any other assets have been transferred in proper form to World Fund, on behalf of its International Value

Fund, on the Closing Date and (b) all necessary taxes, if any, have been paid, or provision for payment has been made, in conjunction with the transfer of portfolio securities.

    3.3 In the event that immediately prior to the Valuation Time (a) the New York Stock Exchange (NYSE) or other primary exchange is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or other primary exchange or elsewhere is disrupted so that accurate appraisal of the value of the net assets of International Equity Fund and of the net asset value per share of International Value Fund is impracticable, the Closing Date shall be postponed until the first business day after the date when such trading shall have been fully resumed and such reporting shall have been restored.

    3.4 Style Specific Funds, on behalf of its International Equity Fund, shall deliver to World Fund, on behalf of its International Value Fund, on the Closing Date or as soon thereafter as is conveniently practicable, the names and addresses of International Equity Fund's shareholders and the number of outstanding shares owned by each such shareholder, all as of the close of business on the Closing Date, certified by the Transfer Agent of International Equity Fund. World Fund, on behalf of its International Value Fund, shall issue and deliver to Style Specific Funds, on behalf of its International Equity Fund, at the Closing a confirmation or other evidence satisfactory to Style Specific Funds, on behalf of its International Equity Fund, that shares of International Value Fund have been or will be credited to International Equity Fund's account on the books of the International Value Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

    4.  REPRESENTATIONS AND WARRANTIES

    4.1 Style Specific Funds, on behalf of its International Equity Fund, represents and warrants as follows:

        4.1.1 International Equity Fund is a separate series of Style Specific Funds, a statutory trust duly formed and validly existing under the laws of the State of Delaware with the power to own all of its properties and assets and to carry on its business as it is now being conducted;

        4.1.2 Style Specific Funds is an open-end management investment company duly registered under the Investment Company Act, and such registration is in full force and effect;

        4.1.3 The execution, delivery and performance of this Agreement by Style Specific Funds, on behalf of its International Equity Fund, will not result in the violation of any provision of the Declaration of Trust or By-Laws of Style Specific Funds or of any material agreement, indenture, instrument, contract, lease or other undertaking to which Style Specific Funds, on behalf of its International Equity Fund, is a party or by which Style Specific Funds, on behalf of itself or its International Equity Fund, is bound;

        4.1.4 All material contracts or other commitments to which Style Specific Funds, on behalf of its International Equity Fund, or the properties or assets of International Equity Fund, is subject, or by which Style Specific Funds, on behalf of its International Equity Fund, is bound, except this Agreement, will be terminated on or prior to the Closing Date without Style Specific Funds, on behalf of itself or its International Equity Fund, or World Fund, on behalf of itself or its International Value Fund, incurring any liability or penalty with respect thereto;

        4.1.5 No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending, or to its knowledge, threatened against Style Specific Funds which asserts liability on the part of its International Equity Fund or any of its properties or assets, except as previously disclosed to World Fund, on behalf of its International Value Fund. Style Specific Funds, on behalf of its International Equity Fund, knows of no facts that might form the basis for the institution of such proceedings, and Style Specific Funds, on behalf of its International Equity Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the business of International Equity Fund or the ability of Style Specific Funds, on behalf of its International Equity Fund, to consummate the transactions herein contemplated;

        4.1.6 The Portfolio of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Cash Flows, Statement of Changes in Net Assets, and Financial Highlights of International Equity Fund at July 31, 2003 and for the year then ended (copies of which have been furnished to World Fund, on behalf of its International Value Fund) have been audited by PricewaterhouseCoopers LLP, independent accountants, in accordance with generally accepted auditing standards. Such financial statements are prepared in accordance with generally accepted accounting principles and present fairly, in all material respects, the financial condition, results of operations, cash flows, changes in net assets and financial highlights of International Equity Fund as of and for the period ended on such date, and there are no material known liabilities of International Equity Fund (contingent or otherwise) not disclosed therein;

        4.1.7 Since July 31, 2003, there has not been any material adverse change in International Equity Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by or on behalf of International Equity Fund, of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by World Fund, on behalf of its International Value Fund. For the purposes of this paragraph 4.1.7, a decline in net asset value, net asset value per share or change in the number of shares outstanding shall not constitute a material adverse change;

        4.1.8 At the date hereof and at the Closing Date, all federal and other tax returns and reports of International Equity Fund required by law to have been filed on or before such dates shall have been timely filed, and all federal and other taxes shown as due on said returns and reports shall have been paid insofar as due, or provision shall have been made for the payment thereof, and, to the knowledge of Style Specific Funds, on behalf of its International Equity Fund, all federal or other taxes required to be shown on any such return or report have been shown on such return or report, no such return is currently under audit and no assessment has been asserted with respect to such returns;

        4.1.9 For each past taxable year since it commenced operations, each of Style Specific Funds and International Equity Fund has met the requirements of Subchapter M of the Internal Revenue Code for qualification and treatment as a regulated investment company and intends to meet those requirements for the current taxable year; and, for each past calendar year since it commenced operations, Style Specific Funds, on behalf of its International Equity Fund, has made such distributions as are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed;

        4.1.10 All issued and outstanding shares of International Equity Fund are, and at the Closing Date will be, duly and validly authorized, issued and outstanding, fully paid and non-assessable. All issued and outstanding shares of International Equity Fund will, at the time of the Closing, be held in the name of the persons and in the amounts set forth in the list of shareholders submitted to World Fund, on behalf of its International Value Fund, in accordance with the provisions of paragraph 3.4. International Equity Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares, except for the Class B shares which have the conversion feature described in International Equity Fund's current prospectus;

        4.1.11 At the Closing Date, Style Specific Funds, on behalf of its International Equity Fund, will have good and marketable title to the assets to be transferred to World Fund, on behalf of its International Value Fund, pursuant to paragraph 1.1, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder free of any liens, claims, charges or other encumbrances, and, upon delivery and payment for such assets, World Fund, on behalf of its International Value Fund, will acquire good and marketable title thereto;

        4.1.12 The execution, delivery and performance of this Agreement have been duly authorized by the Board of Trustees of Style Specific Funds and by all necessary corporate action of Style Specific Funds and, subject to approval by the shareholders of its International Equity Fund, this Agreement constitutes a valid and binding obligation of Style Specific Funds, on behalf of its International Equity Fund, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

        4.1.13 The information furnished and to be furnished by Style Specific Funds, on behalf of its International Equity Fund, for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby is and shall be accurate and complete in all material respects and is in compliance and shall comply in all material respects with applicable federal securities and other laws and regulations; and

        4.1.14 On the effective date of the registration statement filed with the SEC by World Fund on Form N-14 relating to the shares of International Value Fund issuable thereunder, and any supplement or amendment thereto (Registration Statement), at the time of the meeting of the shareholders of International Equity Fund and on the Closing Date, the Proxy Statement of International Equity Fund, the Prospectus of International Value Fund and the Statements of Additional Information of both Funds to be included in the Registration Statement (collectively, Proxy Statement) (i) will comply in all material respects with the applicable provisions and regulations of the Securities Act of 1933, as amended (1933 Act), the Securities Exchange Act of 1934 (1934 Act) and the Investment Company Act and the rules and regulations promulgated thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which they were made, or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 4.1.14 shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by World Fund, on behalf of its International Value Fund, for use therein.

    4.2 World Fund, on behalf of its International Value Fund, represents and warrants as follows:

        4.2.1 International Value Fund is a separate series of World Fund, which is a corporation duly organized and validly existing under the laws of the State of Maryland with the power to own all of its properties and assets and to carry on its business as it is now being conducted;

        4.2.2 World Fund is an open-end management investment company duly registered under the Investment Company Act, and such registration, and the registration of its shares under the 1933 Act, is in full force and effect;

        4.2.3 The execution, delivery and performance of this Agreement by World Fund, on behalf of its International Value Fund, will not result in the violation of any provision of the Charter or By-Laws of World Fund or of any material agreement, indenture, instrument, contract, lease or other undertaking to which World Fund, on behalf of its International Value Fund, is a party or by which World Fund, on behalf of its International Value Fund, is bound;

        4.2.4 No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending, or to its knowledge, threatened against World Fund which asserts liability on the part of its International Value Fund or any of its properties or assets, except as previously disclosed in writing to Style Specific Funds, on behalf of its International Equity Fund. World Fund, on behalf of its International Value Fund, knows of no facts that might form the basis for the institution of such proceedings, and World Fund, on behalf of its International Value Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the business of International Value Fund or the ability of World Fund, on behalf of its International Value Fund, to consummate the transactions herein contemplated;

        4.2.5 The Portfolio of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Cash Flows, Statement of Changes in Net Assets, and Financial Highlights of International Value Fund at October 31, 2002 and for the year then ended (copies of which have been furnished to Style Specific Funds, on behalf of its International Equity
    Fund) have been audited by PricewaterhouseCoopers LLP, independent accountants, in accordance with generally accepted auditing standards. Such financial statements are prepared in accordance with generally accepted accounting principles and present fairly, in all material respects, the financial condition, results of operations, cash flows, changes in net assets and financial highlights of International Value Fund as of and for the period ended on such date, and there are no known material liabilities of International Value Fund (contingent or otherwise) not disclosed therein;

        4.2.6 Since October 31, 2002, there has not been any material adverse change in International Value Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by World Fund, on behalf of its International Value Fund, of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by Style Specific Funds, on behalf of its International Equity Fund. For the purposes of this paragraph 4.2.6, a decline in net asset value, net asset value per share or a decrease in the number of shares outstanding shall not constitute a material adverse change;

        4.2.7 At the date hereof and at the Closing Date, all federal and other tax returns and reports of International Value Fund required by law to have been filed on or before such dates shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid insofar as due, or provision shall have been made for the payment thereof, and, to the knowledge of World Fund, on behalf of its International Value Fund, all federal or other taxes required to be shown on any such return or report are shown on such return or report, no such return is currently under audit and no assessment has been asserted with respect to such returns;

        4.2.8 For each past taxable year since it commenced operations, World Fund and International Value Fund have met the requirements of Subchapter M of the Internal Revenue Code for qualification and treatment as a regulated investment company and intends to meet those requirements for the current taxable year; and, for each past calendar year since it commenced operations, World Fund, on behalf of its International Value Fund, has made such distributions as are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed;

        4.2.9 All issued and outstanding shares of International Value Fund are, and at the Closing Date will be, duly and validly authorized, issued and outstanding, fully paid and non-assessable. Except as contemplated by this Agreement, and in similar Agreements with Prudential Europe Growth Fund, Inc., and Prudential Pacific Growth Fund, Inc., International Value Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares nor is there outstanding any security convertible into any of its shares, except for Class B shares which have a conversion feature described in International Value Fund's current prospectus;

        4.2.10 The execution, delivery and performance of this Agreement have been duly authorized by the Board of Directors of World Fund and this Agreement constitutes a valid and binding obligation of World Fund, on behalf of its International Value Fund, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

        4.2.11 The shares of International Value Fund to be issued and delivered to Style Specific Funds, on behalf of its International Equity Fund, pursuant to this Agreement will, at the Closing Date, have been duly authorized and, when issued and delivered as provided in this Agreement, will be duly and validly issued and outstanding shares of International Value Fund and will be fully paid and non-assessable;

        4.2.12 The information furnished and to be furnished by World Fund, on behalf of its International Value Fund, for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby is and shall be accurate and complete in all material respects and is and shall comply in all material respects with applicable federal securities and other laws and regulations; and

        4.2.13 On the effective date of the Registration Statement, at the time of the meeting of the shareholders of International Equity Fund and on the Closing Date, the Proxy Statement and the Registration Statement (i) will comply in all material respects with the applicable provisions and regulations of the 1933 Act, the 1934 Act and the Investment Company Act and the rules and regulations promulgated thereunder, (ii) with respect to the Registration Statement, at the time it becomes effective, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (iii) will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this paragraph 4.2.13 shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information furnished by or on behalf of International Equity Fund, for use therein.

    5. COVENANTS OF STYLE SPECIFIC FUNDS, ON BEHALF OF ITS INTERNATIONAL EQUITY FUND, AND WORLD FUND, ON BEHALF OF ITS INTERNATIONAL VALUE FUND

    5.1 Style Specific Funds, on behalf of its International Equity Fund, and World Fund, on behalf of its International Value Fund, each covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that the ordinary course of business will include declaring and paying customary dividends and other distributions and such changes in operations as are contemplated by the normal operations of the Funds, except as may otherwise be required by paragraph 1.3, 1.4 or 4.1.4 hereof.

    5.2 Style Specific Funds, on behalf of its International Equity Fund, covenants to call a shareholders' meeting to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby (including the determinations of its Board of Trustees as set forth in Rule 17a-8(a) under the Investment Company Act).

    5.3 Style Specific Funds, on behalf of its International Equity Fund, covenants that International Value Fund shares to be received by Style Specific Funds, on behalf of its International Equity Fund, in accordance herewith are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

    5.4 Style Specific Funds, on behalf of its International Equity Fund, covenants that it will assist World Fund, on behalf of its International Value Fund, in obtaining such information as World Fund, on behalf of its International Value Fund, reasonably requests concerning the beneficial ownership of International Equity Fund's shares.

    5.5 Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all action, and will do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

    5.6 Style Specific Funds, on behalf of its International Equity Fund, covenants to prepare the Proxy Statement in compliance with the 1934 Act, the Investment Company Act and the rules and regulations under each such Act.

    5.7 Style Specific Funds, on behalf of its International Equity Fund, covenants that it will, from time to time, as and when requested by World Fund, on behalf of its International Value Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as World Fund, on behalf of its International Value Fund, may deem necessary or desirable in order to vest in and confirm to World Fund, on behalf of its International Value Fund, title to and possession of all the assets of International Equity Fund to be sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Agreement.

    5.8 As soon as is reasonably practicable after the Closing Date, Style Specific Funds, on behalf of its International Equity Fund, will make a distribution to its shareholders consisting of the shares of International Value Fund received at the Closing.

    5.9 World Fund, on behalf of its International Value Fund, covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the Investment Company Act (including the determinations of World Fund's Board of Directors as set forth in Rule 17a-8(a) thereunder) and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

    5.10 World Fund, on behalf of its International Value Fund, covenants that it will, from time to time, as and when requested by Style Specific Funds, on behalf of its International Equity Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take and cause to be taken such further action, as Style Specific Funds, on behalf of its International Equity Fund, may deem necessary or desirable in order to
(i) vest in and confirm to Style Specific Funds, on behalf of its International Equity Fund, title to and possession of all the shares of International Value Fund to be transferred to Style Specific Funds, on behalf of its International Equity Fund, pursuant to this Agreement and (ii) assume all of International Equity Fund's liabilities in accordance with this Agreement.

    6. CONDITIONS PRECEDENT TO OBLIGATIONS OF STYLE SPECIFIC FUNDS, ON BEHALF OF ITS INTERNATIONAL EQUITY FUND

    The obligations of Style Specific Funds, on behalf of its International Equity Fund, to consummate the transactions provided for herein shall be subject to the performance by World Fund, on behalf of its International Value Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and the following further conditions:

    6.1 All representations and warranties of World Fund, on behalf of its International Value Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

    6.2 World Fund, on behalf of its International Value Fund, shall have delivered to Style Specific Funds, on behalf of its International Equity Fund, on the Closing Date a certificate executed in World Fund's name by its President or a Vice President in form and substance satisfactory to Style Specific Funds, on behalf of its International Equity Fund, and dated as of the Closing Date, to the effect that the representations and warranties of World Fund, on behalf of its International Value Fund, in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Style Specific Funds, on behalf of its International Equity Fund, shall reasonably request.

    6.3 Style Specific Funds, on behalf of its International Equity Fund, shall have received on the Closing Date a favorable opinion from Sullivan & Cromwell LLP, counsel to World Fund, dated as of the Closing Date, to the effect that:



        6.3.1 World Fund is duly incorporated and is an existing corporation in good standing under the laws of the State of Maryland with power under its Charter to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as a registered investment company; and International Value Fund is a duly established series of the capital stock of World Fund;


        6.3.2 This Agreement has been duly authorized, executed and delivered by World Fund, on behalf of its International Value Fund, and, assuming due authorization, execution and delivery by Style Specific Funds, on behalf of its International Equity Fund, constitutes a valid and legally binding obligation of World Fund, on behalf of its International Value Fund, enforceable against World Fund, on behalf of International Value Fund, in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;


        6.3.3 When the shares of International Value Fund to be distributed to International Equity Fund shareholders under this Agreement are issued sold, and delivered as contemplated by this Agreement for the consideration stated in this Agreement, which shall in each event be at least equal to the net asset value and par value per share, they will be validly issued, fully paid and non-assessable, and no shareholder of International Value Fund will have any pre-emptive right under Maryland law to subscribe for or purchase such shares; and



        6.3.4 To the knowledge of such counsel and without independent inquiry or investigation, no consent, approval, authorization, filing or order of any court or governmental authority is required to be obtained by World Fund, on behalf of its International Value Fund, under the federal laws of the United States and the laws of the State of Maryland for the consummation by World Fund, on behalf of its International Value Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the Investment Company Act and such as may be required under state securities laws.



    With respect to all matters in Section 6.3 relating to Maryland law, such counsel shall be entitled to state that they have relied upon the opinion of Maryland Counsel, and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Maryland Counsel.


    7. CONDITIONS PRECEDENT TO OBLIGATIONS OF WORLD FUND, ON BEHALF OF INTERNATIONAL VALUE FUND

    The obligations of World Fund, on behalf of its International Value Fund, to complete the transactions provided for herein shall be subject to the performance by Style Specific Funds, on behalf of its International Equity Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and the following further conditions:

    7.1 All representations and warranties of Style Specific Funds, on behalf of its International Equity Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

    7.2 Style Specific Funds, on behalf of its International Equity Fund, shall have delivered to World Fund, on behalf of its International Value Fund, on the Closing Date a statement of its assets and liabilities, which statement shall be prepared in accordance with generally accepted accounting principles consistently applied, together with a list of its portfolio securities showing the adjusted tax bases of such securities by lot, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of Style Specific Funds.

    7.3 Style Specific Funds, on behalf of its International Equity Fund, shall have delivered to World Fund, on behalf of its International Value Fund, on the Closing Date a certificate executed in its name by the President or a Vice President of Style Specific Funds, in form and substance satisfactory to World Fund, on behalf of its International Value Fund, and dated as of the Closing Date, to the effect that (a) the representations and warranties of Style Specific Funds, on behalf of its International Equity Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, (b) that this Agreement was approved by the requisite shareholder vote, and (c) as to such other matters as World Fund, on behalf of its International Value Fund, shall reasonably request.


    7.4 On or immediately prior to the Closing Date, Style Specific Funds, on behalf of its International Equity Fund, shall have declared and paid to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in any event not less than ninety-eight percent) of such Fund's investment company taxable income (computed without regard to any deduction for dividends paid), and realized net capital gain, if any, of International Equity Fund for all completed taxable years from the inception of the Fund through the Closing Date.


    7.5 World Fund, on behalf of its International Value Fund shall have received on the Closing Date a favorable opinion from Shearman & Sterling LLP, counsel to Style Specific Funds, dated as of the Closing Date, to the effect that:


        7.5.1 Style Specific Funds is duly formed and validly existing statutory trust in good standing under the laws of the State of Delaware with power under its Declaration of Trust to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as a registered investment company;

        7.5.2 This Agreement has been duly authorized, executed and delivered by Style Specific Funds, on behalf of its International Equity Fund, and, assuming due authorization, execution and delivery by World Fund, on behalf of its International Value Fund, constitutes a valid and legally binding obligation of Style Specific Funds, on behalf of its International Equity Fund, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

        7.5.3 To the knowledge of such counsel and without independent inquiry or investigation, no consent, approval, authorization, filing or order of any court or governmental authority is required to be obtained by Style Specific Funds, on behalf of its International Equity Fund under the federal laws of the United States, or the laws of the State of Delaware for the consummation of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, and the Investment Company Act, and such as may be required under state securities laws;


    With respect to all matters in Section 7.5 relating to Delaware law, such counsel shall be entitled to state that, with the approval of World Fund, on behalf of its International Value Fund, they have relied upon the opinion of Delaware Counsel, and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Delaware Counsel.


    8.  FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUNDS

    The obligations of each Fund hereunder are subject to the further conditions that on or before the Closing Date:

    8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of (a) the Board of Trustees of Style Specific Funds and the Board of Directors of World Fund, which shall include determinations set forth in Rule 17a-8(a) under the Investment Company Act,

(b) the Board of Directors of World Fund as to the assumption by International Value Fund of the liabilities of International Equity Fund and the issuance of shares of International Value Fund and (c) the holders of the outstanding shares of International Equity Fund in accordance with the provisions of the Investment Company Act and Style Specific Funds' Declaration of Trust, and certified copies of the resolutions evidencing such approvals shall have been delivered to World Fund, on behalf of its International Value Fund, and Style Specific Funds, on behalf of its International Equity Fund, as applicable.

    8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

    8.3 All consents of other parties and all consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state Blue Sky or securities authorities, including "no-action" positions of such authorities) deemed necessary by World Fund, on behalf of its International Value Fund, or Style Specific Funds, on behalf of its International Equity Fund, to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of International Value Fund or International Equity Fund, provided that either party hereto may for itself waive any part of this condition.

    8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued, and to the best knowledge of the parties hereto, no investigation or proceeding under the 1933 Act for that purpose shall have been instituted or be pending, threatened or contemplated.

    8.5 Style Specific Funds, on behalf of its International Equity Fund, and World Fund, on behalf of its International Value Fund, shall have received on or before the Closing Date an opinion of Shearman & Sterling LLP satisfactory to each such Fund, substantially to the effect that for federal income tax purposes:

        8.5.1 The acquisition by International Value Fund of the assets of International Equity Fund in exchange solely for voting shares of International Value Fund and the assumption by International Value Fund of International Equity Fund's liabilities, if any, followed by the distribution of International Value Fund's voting shares by International Equity Fund PRO RATA to its shareholders, as a liquidating distribution and constructively in exchange for their International Equity Fund shares, will constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code, and International Equity Fund and International Value Fund each will be "a party to a reorganization" within the meaning of
    Section 368(b) of the Internal Revenue Code;

        8.5.2 International Equity Fund's shareholders will recognize no gain or loss upon the receipt of Class A, Class B or Class C shares of International Value Fund solely in exchange for and in cancellation of the International Equity Fund shares as described above and in the Agreement;

        8.5.3 No gain or loss will be recognized by International Equity Fund upon the transfer of its assets to International Value Fund in exchange solely for Class A, Class B or Class C shares of International Value Fund and the assumption by International Value Fund of International Equity Fund's liabilities, if any. In addition, no gain or loss will be recognized by International Equity Fund on the distribution of such shares to the International Equity Fund shareholders;

        8.5.4 No gain or loss will be recognized by International Value Fund upon the acquisition of International Equity Fund's assets in exchange solely for Class A, Class B or Class C shares of International Value Fund and the assumption of International Equity Fund's liabilities, if any;

        8.5.5 International Value Fund's tax basis in the assets acquired from International Equity Fund will be the same as the tax basis thereof when held by International Equity Fund immediately before the transfer, and the holding period of such assets acquired by International Value Fund will include the holding period thereof when held by International Equity Fund immediately before the transfer;

        8.5.6 International Equity Fund shareholders' tax basis in the Class A, Class B or Class C shares of International Value Fund to be received by them pursuant to the reorganization will be the same as their tax basis in the Class A, Class B or Class C shares of International Equity Fund to be constructively surrendered in exchange therefor; and

        8.5.7 The holding period of International Value Fund shares to be received by International Equity Fund shareholders will include the period during which International Equity Fund shares to be constructively surrendered in exchange therefor were held; provided such International Equity Fund shares were held as capital assets by those shareholders on the date of the exchange.

    In rendering this opinion, such counsel may rely as to certain matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters addressed to such counsel) and the certificates delivered pursuant to paragraph 3.4.

    8.6 Style Specific Funds, on behalf of its International Equity Fund, and World Fund, on behalf of its International Value Fund, shall have agreed on the number of full and fractional shares of International Value Fund to be issued in connection with this Agreement after such number has been calculated in accordance with Section 1.1.

    9.  FINDER'S FEES AND EXPENSES

    9.1 Each Fund represents and warrants to the other that there are no finder's fees payable in connection with the transactions provided for herein.

    9.2 The expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement shall be borne by International Equity Fund.

    10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

    10.1  This Agreement constitutes the entire agreement between the Funds.

    10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

    11.  TERMINATION

    Either Fund may at its option terminate this Agreement at or prior to the Closing Date because of:

    11.1 A material breach by the other of any representation, warranty or covenant contained herein to be performed at or prior to the Closing Date; or

    11.2 A condition herein expressed to be precedent to the obligations of either party not having been met and it reasonably appearing that it will not or cannot be met; or

    11.3 A mutual written agreement of Style Specific Funds, on behalf of its International Equity Fund, and World Fund, on behalf of its International Value Fund.

    In the event of any such termination, there shall be no liability for damages on the part of either Fund or any Director or Trustee or officer of World Fund or Style Specific Funds.

    12.  AMENDMENT

    This Agreement may be amended, modified or supplemented only in writing by the parties; provided, however, that following the shareholders' meeting called by Style Specific Funds, on behalf of its International Equity Fund, pursuant to paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of shares of International Value Fund to be distributed to

International Equity Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

    13.  NOTICES

    Any notice, report, demand or other communication required or permitted by any provision of this Agreement shall be in writing and shall be given by hand delivery, or prepaid certified mail or overnight service addressed to Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 Attention: Marguerite E. H. Morrison.

    14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

    14.1 The paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    14.2 This Agreement may be executed in any number of counterparts, each of which will be deemed an original.

    14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

    14.4 This Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

    15.  NO PERSONAL LIABILITY

    Under the laws of Maryland, the shareholders of International Value Fund have no personal liability for the debts or obligations of World Fund, as a result of their status as shareholders. In certain circumstances a shareholder may be liable to a director for contribution to the extent that the shareholder accepted knowingly a distribution made in violation of the World Fund's Charter or of Section 2-311 of the Corporations and Associations Article of the Annotated Code of Maryland.

    IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by its President or Vice President.


                                Strategic Partners Style Specific Funds, on behalf of Strategic Partners International Equity Fund

                                By:
                                      ------------------------------------------
                                                     Judy A. Rice
                                                      President

                                Prudential World Fund, Inc.,
                                on behalf of Strategic Partners International Value Fund

                                By:
                                      ------------------------------------------
                                                   Robert F. Gunia
                                                    Vice President

            TABLE OF CONTENTS TO THE PROXY STATEMENT AND PROSPECTUS


Page
----
3     VOTING INFORMATION
6     Vote Required

6     APPROVAL OF THE TRANSACTION

6     SYNOPSIS
6     Investment Objectives and Policies
7     Investment Advisory Services
7     Expense Structures
8     Purchases, Redemptions, Exchanges and
        Distributions
8     Tax Considerations
8     Appraisal Rights
8     Potential Benefits from Transaction

8     THE PROPOSED TRANSACTION
9     Fund Operating Expenses
9     Shareholder Fees
10    Operating Expense Tables
11    Examples of the Effect of Fund
        Expenses
12    Pro Forma Capitalization
12    Forms of Organization
13    Form of Ownership
13    Extraordinary Transactions
13    Stockholder Meetings
15    Amendments to Charter/Declaration
16    Amendment of By-Laws
16    Number of Board Members
16    Removal of Board Members
16    Board Vacancies
16    Limitation on Liability of Directors
        and Officers
16    Indemnification of Directors,
        Officers, Employees and Agents
17    Indemnification of Stockholders
17    Derivative Actions
17    Redemption Fees
17    Termination and Dissolution
18    Performance
19    Performance Comparisons of the Funds

21    INVESTMENT OBJECTIVES AND POLICIES
21    Investment Objectives
21    Principal Investment Strategies



Page
----

22    COMPARISON OF OTHER POLICIES OF THE
        FUNDS
22    Diversification
22    Borrowing, Issuing Senior Securities
        and Pledging Assets
23    Lending
23    Illiquid Securities
23    Temporary Defensive Investments
23    Derivative Strategies
23    Investment Restrictions

23    COMPARISON OF PRINCIPAL RISK FACTORS

25    OPERATIONS OF INTERNATIONAL VALUE FUND
        FOLLOWING THE TRANSACTION

25    PURCHASES, REDEMPTIONS, EXCHANGES AND
        DISTRIBUTIONS
25    Purchasing Shares
25    Redeeming Shares
26    Minimum Investment Requirements
26    Purchases and Redemptions of
        International Equity Fund
26    Exchanges of Fund Shares
26    Dividends and Other Distributions

26    THE PROPOSED TRANSACTION
26    Agreement and Plan of Reorganization
27    Reasons for the Transaction
28    Description of the Securities to be
        Issued
28    U.S. Federal Income Tax Considerations
30    Conclusion

30    ADDITIONAL INFORMATION ABOUT
        INTERNATIONAL VALUE FUND

30    MISCELLANEOUS
30    Legal Matters
30    Independent Accountants
30    Available Information
31    Notice To Banks, Broker-Dealers and
        Voting Trustees and Their Nominees

31    SHAREHOLDER PROPOSALS

31    OTHER BUSINESS

A-1   ATTACHMENT A: Form of Agreement and
        Plan of Reorganization.


ENCLOSURES: Annual Report of International Value Fund for the fiscal year ended October 31, 2002 and Semi-Annual Report of International Value Fund dated
April 30, 2003. Prospectus of International Value Fund dated December 30, 2002.

            STRATEGIC PARTNERS INTERNATIONAL VALUE FUND, A SERIES OF
                          PRUDENTIAL WORLD FUND, INC.

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                                 (800) 225-1852


                      STATEMENT OF ADDITIONAL INFORMATION
                             DATED OCTOBER 31, 2003


                 STRATEGIC PARTNERS INTERNATIONAL EQUITY FUND,
              A SERIES OF STRATEGIC PARTNERS STYLE SPECIFIC FUNDS

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                                 (800) 225-1852


    This Statement of Additional Information specifically relates to the proposed transaction (Transaction) between Strategic Partners International Equity Fund (International Equity Fund), a series of Strategic Partners Style Specific Funds (Style Specific Funds) and Strategic Partners International Value Fund (International Value Fund), a series of Prudential World Fund, Inc. (World
Fund) under which International Equity Fund will transfer all of its assets to, and all of its liabilities will be assumed by, International Value Fund. International Value Fund will be the surviving corporation, and each whole and fractional share of International Equity Fund shall be exchanged for whole and fractional shares of equal net asset value of International Value Fund to occur on December 1, 2003, or such later date as the parties may agree. This Statement of Additional Information consists of this cover page and the following described documents, each of which is incorporated herein by reference:


     1. Statement of Additional Information of International Value Fund dated December 30, 2002.


     2. Statement of Additional Information of International Equity Fund, dated October 2, 2003.



     3. Annual Report of International Value Fund for the fiscal year ended October 31, 2002.



     4. Annual Report of International Equity Fund for the fiscal year ended July 31, 2003.



     5. Semi-Annual Report of International Value Fund for the six month period ended April 30, 2003. The Semi-Annual Report (which is unaudited) reflects all adjustments which, in the opinion of management of International Value Fund, are necessary to a fair statement of the results for the six month period ended April 30, 2003.



    This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectus and Proxy Statement dated
October 23, 2003, relating to the above-referenced matter. A copy of the Prospectus and Proxy Statement may be obtained from International Value Fund without charge by writing or calling International Value Fund at the address or phone number listed above.


                              FINANCIAL STATEMENTS

    The Annual Report of International Value Fund for the fiscal year ended October 31, 2002 and the Annual Report of International Equity Fund for the fiscal year ended July 31, 2003 each including audited financial statements, the notes thereto and the report of their independent auditors thereon, are incorporated by reference herein. The Semi-Annual Report of International Value Fund for the six month period ended April 30, 2003 and the notes thereto is also incorporated by reference herein. To obtain copies of these reports without charge, please call 800-225-1852.

                                     PART C
                                OTHER INFORMATION

ITEM 15.  INDEMNIFICATION

     As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act), and pursuant to Article V of the Fund's By-Laws (Exhibit (2) to this Registration Statement), the Fund shall indemnify present and former directors and officers, and may indemnify other employees and agents, to the fullest extent permitted by law. Section 2-418 of Maryland General Corporation Law permits indemnification of directors, officers, employees and agents who are made a party to any proceeding by reason of their service in those capacities, or who is or was serving in that position with another company at our request, subject to the limitations set forth in the statute. In particular, Section 2-418 provides that we may not indemnify any director, officer, employee or agent if it is established that
(a) the act or omission of such person was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; or (b) such person actually received an improper personal benefit in money, property or services; or (c) in the case of any criminal proceeding, such person had reasonable cause to believe the act or omission was unlawful. Section 2-418 also permits us to purchase and maintain insurance that protects our officers, directors, employees and agents against any liabilities incurred in connection with their service in such positions, whether or not we would have the power to indemnify against such liabilities under Section 2-418. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit 7(a) to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (Commission) such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

     The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent permitted by applicable law. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

     Section 9 of the Management Agreements for the Registrant's Global
Growth Fund series and International Value Fund series and Section 8 of the Management Agreement for the Registrant's Prudential Jennison International Growth Fund series (Exhibits 6(a), 6(c) and 6(e) to this Registration Statement, respectively) and Section 4 of the Subadvisory Agreements (Exhibits 6(b), 6(d) and 6(f) to this Registration Statement, respectively limit the liability of Prudential Investments LLC (PI) and Bank of Ireland Asset Management (U.S.) Limited (BIAM) or Jennison Associates LLC (Jennison), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

     The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and each Distribution Agreement in a manner consistent with Release No. 11330 of the Commission under the 1940 Act so long as the interpretation of Section 17(h) and 17(i) of such Act remains in effect and is consistently applied.

ITEM 16.  EXHIBITS

(1)  (a)  Restated Articles of Incorporation. Incorporated by reference to
          Exhibit 1 to Post-Effective Amendment No. 17 to the Registration Statement filed via EDGAR on January 3, 1995.

     (b) Articles Supplementary dated December 27, 1995. Incorporated by reference to Exhibit (a)(ii) to Post-Effective Amendment No. 29 to the Registration Statement filed via EDGAR on February 2, 2000.

     (c) Articles Supplementary dated June 20, 1996. Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 20 to the Registration Statement filed via EDGAR on June 24, 1996.

     (d)  Amendment to Articles of Incorporation. Incorporated by reference to
          Exhibit 1(c) to Post-Effective Amendment No. 20 to the Registration filed via EDGAR on June 24, 1996.

     (e) Articles Supplementary dated December 2, 1999. Incorporated by reference to Exhibit (a)(v) to Post-Effective Amendment No. 29 to the Registration Statement filed via EDGAR on February 2, 2000.

     (f) Articles of Amendment dated December 22, 1999. Incorporated by reference to Exhibit (a)(vi) to Post-Effective Amendment No. 29 to the Registration Statement filed via EDGAR on February 2, 2000.

     (g) Articles Supplementary dated May 29, 2001. Incorporated by reference to Exhibit (a)(7) to Post-Effective Amendment No.34 to the Registration Statement filed via EDGAR on December 30, 2002.

     (h) Articles of Amendment dated June 9, 2003. Incorporated by reference to Exhibit(1)(h) to Pre-Effective Amendment No. 1 to the Registration Statement on form N-14 filed via EDGAR on September 5, 2003.

     (i) Articles Supplementary dated July 17, 2003. Incorporated by reference to Exhibit(1)(i) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-14 filed via EDGAR on September 5, 2003.

(2) By-laws of Registrant, as amended and restated as of July 17, 2003. Incorporated by reference to Exhibit(2) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-14 filed via EDGAR on September 5, 2003.

(3)  Not Applicable

(4) Copy of Agreement and Plan of Reorganization (filed herewith as Exhibit A to the Proxy Statement and Prospectus).

(5) (a) Specimen Certificate for shares of Common Stock of the Registrant for Class A Shares. Incorporated by reference to Exhibit 4(a) to Post-Effective Amendment No. 23 to the Registration Statement filed via EDGAR on January 7, 1998.

     (b) Specimen Certificate for shares of Common Stock of the Registrant for Class B Shares. Incorporated by reference to Exhibit 4(b) to Post-Effective Amendment No. 23 to the Registration Statement filed via EDGAR on January 7, 1998.

     (c) Specimen Certificate for shares of Common Stock of the Registrant for Class C Shares. Incorporated by reference to Exhibit 4(c) to Post-Effective Amendment No. 23 to the Registration Statement filed via EDGAR on January 7, 1998.

     (d) Specimen Certificate for shares of Common Stock of the Registrant for Class Z Shares. Incorporated by reference to Exhibit 4(d) to Post-Effective Amendment No. 23 to the Registration Statement filed via EDGAR on January 7, 1998.

     (e) Instruments defining rights of shareholders. Incorporated by reference to Exhibit 4(e) to Post-Effective Amendment No. 23 to the Registration Statement filed via EDGAR on January 7, 1998.

(6)  (a)  Management Agreement between the Registrant and Prudential
          Investments Fund Management LLC with respect to the Global Growth Series of the Registrant. Incorporated by reference to Exhibit d(1) to Post-Effective Amendment No. 33 to the Registration Statement filed via EDGAR on December 28, 2001.

     (b) Subadvisory Agreement between Prudential Investments Fund Management LLC and Jennison Associates LLC with respect to the Global Growth Series of the Registrant. Incorporated by reference to Exhibit d(2) to Post-Effective Amendment No. 33 to the Registration Statement filed via EDGAR on December 28, 2001.

     (c) Management Agreement between Registrant and Prudential Investments Fund Management LLC with respect to the International Value Series of the Registrant. Incorporated by reference to Exhibit d(3) to Post-Effective Amendment No. 33 to the Registration Statement filed via EDGAR on December 28, 2001.

     (d)  Subadvisory Agreement between Bank of Ireland Asset Management
          (U.S.) Limited and Prudential Investments Fund Management LLC with respect to the International Value Series of the Registrant. Incorporated by reference to Exhibit d(4) to Post-Effective Amendment No. 33 to the Registration Statement filed via EDGAR on December 28, 2001.

     (e) Management Agreement between Registrant and Prudential Investments Fund Management LLC with respect to the Prudential Jennison International Growth Fund series of the Registrant dated March 28, 2001. Incorporated by reference to Exhibit (d)(5) to Post-Effective Amendment No. 33 to the Registration Statement filed via EDGAR on December 28, 2001.

     (f) Subadvisory Agreement between Jennison Associates LLC and Prudential Investments Fund Management LLC with respect to the Jennison International Growth Fund series of the Registrant dated November 18, 1999. Incorporated by reference to Exhibit (d)(vii) to Post-Effective Amendment No. 29 to the Registration Statement filed via EDGAR on February 2, 2000.

(7) (a) Restated Distribution Agreement for Shares of the Registrant dated November 18, 1999. Incorporated by reference to Exhibit (e)(i) to Post-Effective Amendment No. 29 to the Registration Statement filed via EDGAR on February 2, 2000.

     (b)  (ii) Form of Dealer Agreement. Incorporated by reference to Exhibit
          (e)(ii) to Post-Effective Amendment No. 29 to the Registration Statement filed via EDGAR on February 2, 2000.

(8)  Not Applicable

(9) (a) Custodian Agreement between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit 6 to Post-Effective Amendment No. 23 to the Registration Statement filed via EDGAR on January 7, 1998.

     (b) Form of Amendment to Custodian Agreement. Incorporated by reference to Exhibit No. 8(b) to Post-Effective Amendment No. 18 to the Registration Statement filed via EDGAR on November 1, 1995.

     (c) Amendment dated February 22, 1999 to Custodian Contract. Incorporated by reference to Exhibit No. g(iii)) to Post-Effective Amendment No. 30.

     (d) Amendment dated July 17, 2001 to Custodian Contract. Incorporated by reference to Exhibit (g)(4) to Post-Effective Amendment No. 33 to the Registration Statement on Form N1-A (File No. 2-89725) filed via EDGAR on December 28, 2001.

     (e) Amendment dated January 17, 2002 to Custodian Contract. Incorporated by reference to Exhibit (g)(5) to Post-Effective Amendment No. 34 to the Registration Statement on Form N1-A (File No. 2-89725) filed via EDGAR on December 30, 2002.

(10) (a) Amended and Restated Distribution and Service Plan for Class A shares of Global Series of the Registrant. Incorporated by reference to
          Exhibit 99.m(ix) to Post-Effective Amendment No. 24 to the Registration Statement filed via EDGAR on November 2, 1998.

     (b) Amended and Restated Distribution and Service Plan for Class B shares of Global Series of the Registrant. Incorporated by reference to
          Exhibit 10(b) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-14 filed via EDGAR on September 5, 2003.

     (c) Amended and Restated Distribution and Service Plan for Class C shares of Global Series of the Registrant. Incorporated by reference to
          Exhibit 99.m(xi) to Post-Effective Amendment No. 24 to the Registration Statement filed via EDGAR on November 2, 1998.

     (d) Amended and Restated Distribution and Service Plan for Class A shares of International Stock Series of the Registrant. Incorporated by reference to Exhibit 99.m(xii) to Post-Effective Amendment No. 24 to the Registration Statement filed via EDGAR on November 2, 1998.

     (e) Amended and Restated Distribution and Service Plan for Class B shares of International Stock Series of the Registrant. Incorporated by reference to Exhibit 99.m(xiii) to Post-Effective Amendment No. 24 to the Registration Statement filed via EDGAR on November 2, 1998.

     (f) Amended and Restated Distribution and Service Plan for Class C shares of International Stock Series of the Registrant. Incorporated by reference to Exhibit 99.m(xiv) to Post-Effective Amendment No. 24 to the Registration Statement filed via EDGAR on November 2, 1998.

     (g) Distribution and Service Plan for Class A shares of the Prudential Jennison International Growth Fund series of the Registrant. Incorporated by reference to Exhibit (m)(xv) to Post-Effective Amendment No. 29 to the Registration Statement filed via EDGAR on February 2, 2000.

     (h) Distribution and Service Plan for Class B shares of the Prudential Jennison International Growth Fund series of the Registrant. Incorporated by reference to Exhibit (m)(xvi) to Post-Effective Amendment No. 29 to the Registration Statement filed via EDGAR on February 2, 2000.

     (i) Distribution and Service Plan for Class C shares of the Prudential Jennison International Growth Fund series of the Registrant. Incorporated by reference to Exhibit (m)(xvii) to Post-Effective Amendment No. 29 to the Registration Statement filed via EDGAR on February 2, 2000.

(11) Opinion and Consent of Piper Rudnick LLP in respect of
     International Equity Fund (filed herewith)

(12) Opinion and Consent of Shearman & Sterling LLP regarding tax matters to be filed by amendment

(13) Not Applicable

(14) Consent of Independent Accountants (filed herewith)

(15) Not Applicable

(16) Powers of Attorney. Incorporated by reference to Exhibit 14 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-14 filed via EDGAR on September 5, 2003.

(17) (a) Registrant's Rule 24f-2 Notice pursuant to Rule 24f-2 under the Investment Company Act of 1940, for its fiscal year ended
          October 31, 2002. Incorporated herein by reference to Form 24f-2 filed with the Securities and Exchange Commission on January 17, 2003.

     (b)  Form of Proxy (filed herewith)

ITEM 17.  UNDERTAKINGS

     1. The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of the prospectus which is a part of this registration statement on Form N-14 by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     2. The undersigned Registrant agrees that every prospectus that is filed under paragraph 1 above will be filed as part of an amendment to this registration statement on Form N-14 and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial BONA FIDE offering of them.

     3. The undersigned Registrant agrees to file the tax opinion required by
Item 16(12) in a post-effective amendment to this Registration Statement.

                                   SIGNATURES

     As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Newark and State of New Jersey, on the 21st day of October, 2003.

                                        PRUDENTIAL WORLD FUND, INC.
                                        By: * Judy A. Rice
                                            ----------------------------
                                            Judy A. Rice, President

     As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


            Signature                Title                       Date
            ---------                -----                       ----

     * DAVID E.A. CARSON
------------------------------  Director
       David E.A. Carson

     * ROBERT F. GUNIA
------------------------------  Director and Vice
       Robert F. Gunia            President

     * ROBERT E. LA BLANC
------------------------------  Director
       Robert E. La Blanc

     * DOUGLAS H. MCCORKINDALE
------------------------------  Director
       Douglas H. McCorkindale

     * STEPHEN P. MUNN
------------------------------  Director
       Stephen P. Munn

     * RICHARD A. REDEKER
------------------------------  Director
       Richard A. Redeker

     * JUDY A. RICE
------------------------------  Director and President
       Judy A. Rice

     * ROBIN B. SMITH
------------------------------  Director
       Robin B. Smith

     * STEPHEN STONEBURN
------------------------------  Director
       Stephen Stoneburn

     * CLAY T. WHITEHEAD
------------------------------  Director
       Clay T. Whitehead

     * GRACE C. TORRES            Treasurer and Principal
------------------------------    Financial and Accounting
       Grace C. Torres            Officer

* By: /s/ Jonathan D. Shain
      ----------------------                                October 31, 2003
          Jonathan D. Shain
          Attorney-in-Fact
